Exhibit 10.2

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY MOBILE MINI, INC.

UNDER 17 C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

Schedule 1.01(a)

Lenders and Commitments

Part I

Lender	Total Revolving Loan Commitment	UK Revolving Loan Commitment	Canadian Revolving Loan Commitment
Deutsche Bank AG New York Branch (and, solely with respect to its Canadian Revolving Loan Commitment, Deutsche Bank AG, Canada Branch)	$115,000,000	$25,555,555.56	$12,777,777.78

Bank of America, N.A. (and, solely with respect to its Canadian Revolving Loan Commitment, Bank of America, N.A., acting through its Canada Branch)	$110,000,000	$24,444,444.44	$12,222,222.22

JP Morgan Chase Bank, N.A., (and, solely with respect to its Canadian Revolving Loan Commitment, JPMorgan Chase Bank, N.A., Toronto Branch)	$110,000,000	$24,444,444.44	$12,222,222.22

Wells Fargo Capital Finance, LLC (and, solely with respect to its Canadian Revolving Loan Commitment, Wells Fargo Capital Finance Corporation Canada)	$65,000,000	$14,444,444.44	$7,222,222.22

Barclays Bank PLC	$65,000,000	$14,444,444.44	$7,222,222.22

SunTrust Bank	$65,000,000	$14,444,444.44	$7,222,222.22

Fifth Third Bank	$45,000,000	$10,000,000.00	$5,000,000.00

Siemens Financial Services, Inc.	$35,000,000	$7,777,777.78	$3,888,888.89

RBS Citizens Business Capital, a division of RBS Asset Finance, Inc., a subsidiary of RBS Citizens, N.A.	$35,000,000	$7,777,777.78	$3,888,888.89

City National Bank	$35,000,000	$7,777,777.78	$3,888,888.89

HSBC Bank USA, N.A.	$35,000,000	$7,777,777.78	$3,888,888.89

PNC Bank, National Association (and, solely with respect to its Canadian Revolving Loan Commitment, PNC Bank Canada Branch)	$35,000,000	$7,777,777.78	$3,888,888.89

Flagstar Bank FSB	$35,000,000	$7,777,777.78	$3,888,888.89

Compass Bank	$30,000,000	$6,666,666.67	$3,333,333.33

Bank of the West	$20,000,000	$4,444,444.44	$2,222,222.22

CIT Bank	$20,000,000	$4,444,444.44	$2,222,222.22

Israel Discount Bank of New York	$15,000,000	$3,333,333.33	$1,666,666.67

The Northern Trust Company	$15,000,000	$3,333,333.33	$1,666,666.67

Union Bank, N.A.	$15,000,000	$3,333,333.33	$1,666,666.67

Total	$900,000,000	$200,000,000	$100,000,000

Schedule 1.01(a)

Lenders and Commitments

Part II

Lender	HMRC DT Treaty Passport Scheme Reference Number	Jurisdiction of Tax Residence
Deutsche Bank AG New York Branch	7/D/70006/DTTP	Germany
SunTrust Bank	13/S/67712/DTTP	United States
HSBC Bank USA, N.A.	013/H/0314375/DTTP	United States

Schedule 1.01(b)

Locations – United States and Canada (US Borrowing Base Parties)

Company	Address	City	State	Zip
Mobile Mini, Inc.	220 Piper Lane	Alabaster	AL	35007
Mobile Mini, Inc.	192 Piper Lane	Alabaster	AL	35007
Mobile Mini, Inc.	116 Ipsco Street	Decatur	AL	35601
Mobile Mini, Inc.	800 Bay Bridge Road	Prichard	AL	36610
Mobile Mini, Inc.	5001 West Bethany Road	North Little Rock	AR	72117
Mobile Mini, Inc.	2367 East Robinson Avenue	Springdale	AR	72764
Mobile Mini, Inc.	11755 N. Maricopa Ind. Pkwy	Maricopa	AZ	85239
Mobile Mini, Inc.	4010 S. 36th Street	Phoenix	AZ	85040
Mobile Mini, Inc.	3848 S 36th St	Phoenix	AZ	85040
Mobile Mini, Inc.	3434 E Wood	Phoenix	AZ	85040
Mobile Mini, Inc.	7420 South Kyrene Road, Suite 101	Tempe	AZ	85283
Mobile Mini, Inc.	1485 W. Glenn Street	Tucson	AZ	85705
Mobile Mini, Inc.	2727 N Flowing Wells	Tucson	AZ	85705
Mobile Mini, Inc.	30752 South Fraser Way	Abbotsford	BC	V2T 6L4
Mobile Mini, Inc.	3213 Gibson Street	Bakersfield	CA	93308
Mobile Mini, Inc.	3902 Esplanade	Chico	CA	95973
Mobile Mini, Inc.	340 W Ralph Road	El Centro	CA	92251
Mobile Mini, Inc.	44580 Old Warm Springs Blvd	Fremont	CA	94538
Mobile Mini, Inc.	2486 W. McKinley Avenue	Fresno	CA	93728
Mobile Mini, Inc.	15100 San Pedro Street	Gardena	CA	90248
Mobile Mini, Inc.	42207 3rd St East	Lancaster	CA	93535
Mobile Mini, Inc.	16351 S. McKinley Ave.	Lathrop	CA	95330
Mobile Mini, Inc.	1919 E. Louis Ave.	Lathrop	CA	95330
Mobile Mini, Inc.	12345 Crosthwaite Circle	Poway	CA	92064
Mobile Mini, Inc.	2428 N Locust Ave	Rialto	CA	92377
Mobile Mini, Inc.	2660 N. Locust Ave.	Rialto	CA	92377
Mobile Mini, Inc.	2010 Stonehurst Ave	Rialto	CA	92377
Mobile Mini, Inc.	8160 Junipero Street	Sacramento	CA	95828
Mobile Mini, Inc.	1794 Lirio Ave.	Saticoy	CA	93003
Mobile Mini, Inc.	470 Caletti Avenue	Windsor	CA	95492
Mobile Mini, Inc.	2905 Capital Drive	Colorado Springs	CO	80939
Mobile Mini, Inc.	5300 Eudora Street	Denver	CO	80022
Mobile Mini, Inc.	911 South Street-Mach 1 Industrial Park	Suffield	CT	06078
Mobile Mini, Inc.	N 1st Street	Bartow	FL	33830
Mobile Mini, Inc.	16590 Gator Road	Fort Myers	FL	33912
Mobile Mini, Inc.	1770 Benchmark Ave	Fort Myers	FL	33905
Mobile Mini, Inc.	500 Rock Road North	Fort Pierce	FL	34945
Mobile Mini, Inc.	989 Worthington Ave	Green Cove Springs	FL	32043
Mobile Mini, Inc.	4720 SE US Hwy 301	Hawthorne	FL	32640
Mobile Mini, Inc.	8825 Moncrief/Dinsmore Rd.	Jacksonville	FL	32219
Mobile Mini, Inc.	12905 NW 32nd Ave	Opa Locka	FL	33054

Company	Address	City	State	Zip
Mobile Mini, Inc.	11622 Boggy Creek Road	Orlando	FL	32824
Mobile Mini, Inc.	11614 Boggy Creek Road	Orlando	FL	32824
Mobile Mini, Inc.	3106 17th Street East	Palmetto	FL	34221
Mobile Mini, Inc.	5900 SW 202nd Avenue	Pembroke Pines	FL	33332
Mobile Mini, Inc.	8791 Paul Starr Drive	Pensacola	FL	32514
Mobile Mini, Inc.	8791 Paul Starr Drive	Pensacola	FL	32514
Mobile Mini, Inc.	7579 West Tennessee Street	Tallahassee	FL	32304
Mobile Mini, Inc.	4004 S. 50th Street	Tampa	FL	33619
Mobile Mini, Inc.	6000 Hartford Street	Tampa	FL	33619
Mobile Mini, Inc.	4020 S US Hwy 41	Tampa	FL	33619
Mobile Mini, Inc.	1724 Northside Industrial Blvd.	Columbus	GA	31904
Mobile Mini, Inc.	2817 Bill Wright Road	Jefferson	GA	30549
Mobile Mini, Inc.	1055 C Southern Road	Morrow	GA	30260
Mobile Mini, Inc.	114 Gulfstream Road	Savannah	GA	31408
Mobile Mini, Inc.	5289 NW Beaver Drive	Johnston	IA	50131
Mobile Mini, Inc.	607 Barger Street	Nampa	ID	83687
Mobile Mini, Inc.	12658 S. Winchester	Calumet Park	IL	60827
Mobile Mini, Inc.	2104 W. Epler Avenue	Indianapolis	IN	46217
Mobile Mini, Inc.	2888 N. Mead Street	Wichita	KS	67219
Mobile Mini, Inc.	2710 Millers Lane	Louisville	KY	40216
Mobile Mini, Inc.	39060 Cleastor Lane	Prairieville	LA	70769
Mobile Mini, Inc.	6731 Linwood Avenue	Shreveport	LA	71106
Mobile Mini, Inc.	61000 St Tammany Ave	Sliddell	LA	70460
Mobile Mini, Inc.	1600 Osgood Street Suite 2078	North Andover	MA	01845
Mobile Mini, Inc.	125 Manley St.	West Bridgewater	MA	02379
Mobile Mini, Inc.	4254 N. Point Road, Suite 106	Baltimore	MD	21222
Mobile Mini, Inc.	11 Thompson’s Point	Portland	ME	04102
Mobile Mini, Inc.	22445 Groesbeck Highway	Warren	MI	48089
Mobile Mini, Inc.	21044 Chippendale Court	Farmington	MN	55024
Mobile Mini, Inc.	7309 Lake Drive	Lino Lakes	MN	55014
Mobile Mini, Inc.	3945 Raytown Rd	Kansas City	MO	64129
Mobile Mini, Inc.	4006 N. Broadway	Saint Louis	MO	63147
Mobile Mini, Inc.	2326 HWY 80 E	Pearl	MS	39208
Mobile Mini, Inc.	5600 Holly Shelter Road	Castle Hayne	NC	28429
Mobile Mini, Inc.	7121 Statesville Road	Charlotte	NC	28269
Mobile Mini, Inc.	3703 Gillespie Street	Fayetteville	NC	28306
Mobile Mini, Inc.	30 Old Brickyard Road	Fletcher	NC	28732
Mobile Mini, Inc.	4444 Burlington Road	Greensboro	NC	27405
Mobile Mini, Inc.	618 Three Sisters Road	Knightdale	NC	27545
Mobile Mini, Inc.	5899 US Highway 70 W	La Grange	NC	28551
Mobile Mini, Inc.	1621 23rd Street South	Moorhead	ND	56560
Mobile Mini, Inc.	9949 J Street	Omaha	NE	68126
Mobile Mini, Inc.	2400 Roosevelt Avenue	South Plainfield	NJ	07080
Mobile Mini, Inc.	5328 Edith Blvd. N.E.	Albuquerque	NM	87107
Mobile Mini, Inc.	14425 Arville Street	Las Vegas	NV	89054
Mobile Mini, Inc.	4880 E Carey Ave	Las Vegas	NV	89115

Company	Address	City	State	Zip
Mobile Mini, Inc.	5425 Baldwin Street	Brewerton	NY	13029
Mobile Mini, Inc.	1158 Jericho Turnpike	Commack	NY	11725
Mobile Mini, Inc.	1353 Indian Fields Road	Feura Bush	NY	12067
Mobile Mini, Inc.	1075 Buffalo Road	Rochester	NY	14624
Mobile Mini, Inc.	871 Buckeye Park Road	Columbus	OH	43207
Mobile Mini, Inc.	4444 Dixie Hwy	Fairfield	OH	45014
Mobile Mini, Inc.	2601 Center Rd. Suite 118	Hinckley	OH	44233
Mobile Mini, Inc.	14120 South Meridian	Oklahoma City	OK	73173
Mobile Mini, Inc.	12044 East Pine Street	Tulsa	OK	74116
Mobile Mini, Inc.	7643 Queen’s Line	Chatham	ON	N7M 5J5
Mobile Mini, Inc.	73 Browns Line	Toronto	ON	M8W 3S2
Mobile Mini, Inc.	5940 NE Cully Blvd.	Portland	OR	97218
Mobile Mini, Inc.	1960 Weaverville Road	Allentown	PA	18109
Mobile Mini, Inc.	981 Steen Road	Bridgeville	PA	15017
Mobile Mini, Inc.	10 Industrial Hwy.	Essington	PA	19029
Mobile Mini, Inc.	1015 Old Trail Road	Etters	PA	17319
Mobile Mini, Inc.	1000 Union Street	Taylor	PA	18517
Mobile Mini,Inc.	3032 Caterpillar Lane	Florence	SC	29506
Mobile Mini, Inc.	3 Palmetto Court	Gaston	SC	29053
Mobile Mini, Inc.	3236 Landmark Drive, Suite 100	North Charleston	SC	29418
Mobile Mini, Inc.	361 Highway 183	Piedmont	SC	29673
Mobile Mini, Inc.	12300 Stagebarn Trail	Blackhawk	SD	57718
Mobile Mini, Inc.	1028 South Lyons Ave.	Sioux Falls	SD	57106
Mobile Mini, Inc.	12300 Sturgis Road	Sommerset	SD	57769
Mobile Mini, Inc.	27083 Sundowner Ave	Tea	SD	57064
Mobile Mini, Inc.	2699 Waterlevel Highway	Cleveland	TN	37323
Mobile Mini, Inc.	1742 Transport Lane	Knoxville	TN	37924
Mobile Mini, Inc.	5553 Hickory Hill Road	Memphis	TN	38141
Mobile Mini, Inc.	1700 Nolensville Rd.	Nashville	TN	37210
Mobile Mini, Inc.	16328 N IH 35	Austin	TX	78728
Mobile Mini, Inc.	8421 Up River Road	Corpus Christi	TX	78409
Mobile Mini, Inc.	3550 Duncanville Road	Dallas	TX	75236
Mobile Mini, Inc.	11931 Trans Park Drive	El Paso	TX	79927
Mobile Mini, Inc.	9800 West Expressway 83	Harlingen	TX	78552
Mobile Mini, Inc.	5930 Winfield Road	Houston	TX	77050
Mobile Mini, Inc.	12000 Hirsch Rd	Houston	TX	77050
Mobile Mini, Inc.	3711 Oates Road	Houston	TX	77013
Mobile Mini, Inc.	571 N Red Bud Lane	Round Rock	TX	78664
Mobile Mini, Inc.	18780 IH 35 North, Suite 8	Schertz	TX	78154
Mobile Mini, Inc.	11020 Highway 69 North	Tyler	TX	75706
Mobile Mini, Inc.	1550 W Freeway	Vidor	TX	77662
Mobile Mini, Inc.	135 S. 1200 West	Lindon	UT	84042
Mobile Mini, Inc.	95 North 700 West, Suite E	North Salt Lake City	UT	84054
Mobile Mini, Inc.	14027 Washington Highway	Ashland	VA	23005
Mobile Mini, Inc.	3120 Hollins Road NE	Roanoke	VA	24012
Mobile Mini, Inc.	5049 Southern Blvd Ste D	Virginia Beach	VA	23462

Company	Address	City	State	Zip
Mobile Mini, Inc.	51B Minister Brook Road	Worcester	VT	05682
Mobile Mini, Inc.	12921 Case Road SW	Olympia	WA	98512
Mobile Mini, Inc.	17815 East Euclid Ave	Spokane Valley	WA	99216
Mobile Mini, Inc.	21818 76th Drive SE	Woodinville	WA	98072
Mobile Mini, Inc.	4601 Femrite Drive	Madison	WI	53716
Mobile Mini, Inc.	304 Atlas Avenue	Madison	WI	53714
Mobile Mini, Inc.	4601 Femrite Drive	Madison	WI	53716
Mobile Mini, Inc.	5223 S. 9th Street	Milwaukee	WI	53221

Schedule 1.01(c)

Locations – United Kingdom (UK Borrowing Base Parties)

Company	Address	City	State	Zip
Mobile Mini UK Limited	60 Glenavy Road, Crumlin, Antrim	Belfast		BT29 4LA
Mobile Mini UK Limited	Unit G14 North Road Bridgend Ind. Est. North Road, Bridgend Ind. Est.	Bridgend		CF31 3TP
Mobile Mini UK Limited	Unit D3/D4, Greensplott Road Chittening Industrial Estate Avonmouth	Bristol		BS11 OYB
Mobile Mini UK Limited	Greensplott Road Chittening Industrial Est. Avonmouth	Bristol		BS11 0YB
Mobile Mini UK Limited	Youngs Road, East Mains Ind Est	Broxburn		EH52 5LY
Mobile Mini UK Limited	Land at Barras Lane Barras Lane Ind Est. Dalston	Carlisle		CA7 7ND
Mobile Mini UK Limited	Clarke Square Captuthall Road Deans Livingstone	Edinburgh		EH54 8SG
Mobile Mini UK Limited	3 Hornock Road Coatbridge Lanarkshire	Glasgow		ML5 2QA
Mobile Mini UK Limited	Compound Adjacent to Unit 38 Heysham Business Park Middleton Road	Heysham		LA3 3PP
Mobile Mini UK Limited	Lancaster Approach, North Killingholme, North Lincolnshire	Immingham		DN40 3JY
Mobile Mini UK Limited	Land and Premises Herald Avenue Truimph Trading Estate Speke	Liverpool		L24 9GG
Mobile Mini UK Limited	Plot 1, Arisdale Avenue, South Ockenden	London		RM15 5SJ
Mobile Mini UK Limited	Woodham Ind Park Creighton Road Woodham Aylesbury	London		HP18 0QE
Mobile Mini UK Limited	Albion Parade Gravesend Kent	London		DA12 2RU
Mobile Mini UK Limited	Carrington Business park Manchester Road Carrington	Manchester		M31 4DD
Mobile Mini UK Limited	Riverside Avenue West Manningtree Essex	Manningtree		CO11 1UN
Mobile Mini UK Limited	Teesport Commerce Park Dockside Road Southbank	Middlesbrough		TS6 6UZ

Company	Address	City	State	Zip
Mobile Mini UK Limited	Off Littlewell Lane, Stanton-by-Dale, Ilkeston	Nottingham		DE7 4QW
Mobile Mini UK Limited	Plot E1, East Road, Marchwood, Hampshire	Southampton		SO40 4BX
Mobile Mini UK Limited	28 Falcon Court, Preston Farm Business Park	Stockton on Tees		TS18 3TX
Mobile Mini UK Limited	Old Transport Depot Philadephia Complex Houghton le Springs	Sunderland		DH4 4UG
Mobile Mini UK Limited	Land and Buildings On East side of Barnsley Road Newmillerdam	Wakefield		WF2 2QW
Mobile Mini UK Limited	Brickyard Road, Aldridge	Walsall		WS9 8SR

Schedule 1.01(d)

Locations – United States and Canada (Canadian Borrowing Base Parties)

Company	Address	City	State	Zip
Mobile Mini Canada ULC	7717 84th Street SE	Calgary	AB	T2C 4Y1
Mobile Mini Canada ULC	5420 1A Street SE	Calgary	AB	T2G 4S7
Mobile Mini Canada ULC	4000 11th Street SE	Calgary	AB	T2G 3H1
Mobile Mini Canada ULC	5925 94 Avenue SE	Calgary	AB	T2C 3Z3

Schedule 1.01(e)

Eligible Real Property

Mobile Mini, Inc.:

•	3550 Duncanville Rd., Dallas, TX 75236

•	3926 SW 29th St., Oklahoma City, OK 73119

•	4010 S. 36th St., Phoenix, AZ 85040

•	11755 N. Maricopa Industrial Parkway, Maricopa, AZ 85239

•	15100 San Pedro St., Gardena, CA 90248

•	2486 West McKinley Ave, Fresno, CA 93728

•	1465 East 130th Street, Chicago, IL 60633

Schedule 1.01(f)

Qualified Derivative Obligations

None.

Schedule 1.01(g)

B/A Discount Notes

Acceptances and Drafts.

1. Each Canadian Lender severally agrees, on the terms and conditions of the Credit Agreement and this Schedule 1.01(g) and from time to time on any Business Day prior to the Revolving Loan Maturity Date (i) in the case of a B/A Lender to create Bankers’ Acceptances by accepting Drafts and to purchase such Bankers’ Acceptances in accordance with Section 6 of this Schedule 1.01(g) and the Credit Agreement and (ii) in the case of a Non-B/A Lender, to purchase completed Drafts (which have not and will not be accepted by such Lender or any other Canadian Lender) in accordance with Section 6 of this Schedule 1.01(g) and the Credit Agreement.

2. Each Bankers’ Acceptance shall be in a minimum Face Amount of Cdn.$1,000,000 and in an integral multiple of Cdn.$100,000 and shall consist of the creation and purchase of Bankers’ Acceptances or the purchase of Drafts on the same day, in each case for the B/A Discount Proceeds, and shall be effected or arranged by the Canadian Lenders in accordance with Section 6 of this Schedule 1.01(g) and the Credit Agreement and their respective Commitments.

3. If the Canadian Sub-Agent determines that the Bankers’ Acceptances to be created and purchased or Drafts to be purchased on the making of any Bankers’ Acceptance Loan (upon a conversion or otherwise) will not be created and purchased ratably by the Canadian Lenders in accordance with this Schedule 1.01(g) and the Credit Agreement, then (i) the requested Face Amount of Bankers’ Acceptances and Drafts shall be reduced to such lesser amount as the Canadian Sub-Agent determines will permit ratable sharing and (x) the amount by which the requested Face Amount shall have been so reduced shall be converted or continued, as the case may be, as a Canadian Prime Rate Loan to be made contemporaneously with the making of such Bankers’ Acceptance Loan or (y) the Canadian Borrower may cancel part of, or withdraw in its entirety, the related Notice of Borrowing, or (ii) the Canadian Sub-Agent may, acting reasonably at the request of the Canadian Borrower, deem any Notice of Borrowing delivered in such circumstances of a Bankers’ Acceptance Loan to be, in its entirety, a Notice of Borrowing for Canadian Prime Rate Loans, and make a Canadian Prime Rate Loan to the Canadian Borrower in the full amount as originally requested as a Bankers’ Acceptance Loan in such Notice of Borrowing.

Form of Drafts.

4. Each Draft presented by the Canadian Borrower shall (i) be in a minimum Face Amount of Cdn.$l,000,000 and in an integral multiple of Cdn.$100,000, (ii) be dated the date of the making of such Bankers’ Acceptance Loan, and (iii) mature and be payable by the Canadian Borrower (in common with all other Drafts presented in connection with such Bankers’ Acceptance Loan) on a Business Day which occurs approximately 30, 60, 90 or 180 days (or such longer period as the Administrative Agent, the Canadian Sub-Agent [and each Lender] may agree) at the election of the Canadian Borrower after the Drawing Date and on or prior to the Final Maturity Date.

Procedure for Drawing.

5. Each Bankers’ Acceptance Loan shall be made on three Business Day’s prior notice given by the Canadian Borrower by way of a Notice of Borrowing to the Canadian Sub-Agent in accordance with Section 2.03 of the Credit Agreement.

6. Not later than 2:00 p.m. (Toronto time) on an applicable Drawing Date, each Canadian Lender shall complete one or more Drafts in accordance with the Notice of Borrowing and either (x) accept the Drafts and purchase the Bankers’ Acceptances so created for the B/A Discount Proceeds, or (y) purchase the Drafts for the B/A Discount Proceeds. In each case, upon receipt of the B/A Discount Proceeds and upon fulfillment of the conditions set forth in Sections 6 and 7 of the Credit Agreement, as applicable, the Canadian Sub-Agent, at the direction of the Canadian Borrower, shall apply the B/A Discount Proceeds as follows: (i) remit to the Canadian Borrower (in the case of the making of a Canadian Revolving Loan), (ii) prepay Canadian Prime Rate Loans (which shall constitute a conversion of the Canadian Revolving Loans from Canadian Prime Rate Loans to Bankers’ Acceptance Loans) or (iii) pay Bankers’ Acceptances maturing on such date (which shall constitute a continuation of Bankers’ Acceptance Loans to new Bankers’ Acceptance Loans), provided that in the case of any such conversion or continuation of Loans, the Canadian Borrower shall pay to the Canadian Sub-Agent for account of the Canadian Lenders such additional amounts, if any, as shall be necessary to effect the prepayment in full of the respective Canadian Prime Rate Loans being prepaid, or the Bankers’ Acceptances maturing, on such date.

7. The Canadian Borrower shall, at the request of the Canadian Lender, issue one or more non-interest bearing promissory notes (each a “B/A Discount Note”) payable on the date of maturity of the unaccepted Draft referred to below, in such form as the Canadian Lender may specify and in a principal amount equal to the Face Amount of, and in exchange for, any unaccepted Drafts which the Canadian Lender has purchased in accordance with Section 6 of this Schedule 1.01(g) and the Credit Agreement.

8. Bankers’ Acceptances purchased by a Canadian Lender may be held by it for its own account until the contract maturity date or sold by it at any time prior to that date in any relevant Canadian market in such Person’s sole discretion. Each Canadian Borrower hereby renounces, and shall not claim or request or require any Lender to claim, any days of grace for the payment of any Bankers’ Acceptance or other B/A Instrument.

Presigned Draft Forms.

9. To enable the Canadian Lenders to create Bankers’ Acceptances or complete Drafts in the manner specified in this Schedule 1.01(g) and the Credit Agreement, the Canadian Borrower shall supply each Canadian Lender with such number of Drafts as it may reasonably request, duly endorsed and executed on behalf of the Canadian Borrower. Each Canadian Lender is hereby authorized to issue such Bankers’ Acceptances endorsed in blank in such Face Amounts as may be determined by such Canadian Lender, provided that the aggregate amount thereof is equal to the aggregate amount of Bankers’ Acceptances required to be accepted by such Canadian Lender. None of the Canadian Lenders and their respective directors, officers, employees or representatives (collectively, “Canadian Lender Persons”) shall be responsible or liable for any such Canadian Lender’s failure to accept and/or purchase a B/A Instrument if the cause of such failure is, in whole or in part, due to the failure of the Canadian Borrower to provide duly executed and endorsed B/A Instruments to such Canadian Lender on a timely basis nor shall any such Canadian Lender Person be liable for any damage, loss or other claim arising by reason of any loss or improper use of any such instrument except loss or improper use arising by reason of the gross negligence or willful misconduct or fraud of such Canadian Lender Person, nor shall any such Canadian Lender Person be liable for any other action taken or omitted to be taken by any of them under Section 9 or 10, except for such Canadian Lender Person’s own gross negligence, willful misconduct or fraud. Each Canadian Lender will exercise such care in the custody and safekeeping of Drafts as it would exercise in the custody and safekeeping of similar property owned by it and will, upon request by the Canadian Borrower, promptly advise the Canadian Borrower of the number and designations, if any, of uncompleted Drafts held by it for the Canadian Borrower. The signature of any officer of the Canadian Borrower on a Draft may be mechanically reproduced and B/A Instruments bearing facsimile signature shall be binding upon the Canadian Borrower as if they had been manually signed. Even if the individuals whose manual or facsimile signature appears on any B/A Instrument no longer hold office at the date of signature, at the date of its acceptance by the Canadian Lender or at any time after such date, any B/A Instrument so signed shall be valid and binding upon the Canadian Borrower.

10. Upon the request of any Canadian Lender, the Canadian Borrower shall provide to such Canadian Lender a power of attorney to complete, sign, endorse and issue B/A Instruments on behalf of the Canadian Borrower in form and substance satisfactory to such Canadian Lender. Alternatively, at the request of any Canadian Lender, the Canadian Borrower shall deliver to such Lender a “depository bill” which complies with the requirements of the Depository Bills and Notes Act (Canada), and hereby consents to the deposit of any Bankers’ Acceptance in the form of a depository bill in the book-based debt clearance systems maintained by the Canadian Depository of Securities Limited or other recognized clearing house. In such circumstances, the delivery of Bankers’ Acceptances shall be governed by the clearance procedures established thereunder. The Canadian Borrower shall, by written notice to the Canadian Sub-Agent, designate the Persons authorized to give the Canadian Lenders instructions regarding the manner in which B/A Instruments are to be completed and the times at which they are to be issued.

Payment, Conversion or Renewal of B/A Instruments.

11. Upon the maturity of a B/A Instrument, the Canadian Borrower may (i) elect to issue a replacement B/A Instrument by giving a Notice of Borrowing in accordance with Section 2.03 of the Credit Agreement (provided that the Canadian Borrower shall pay to the Canadian Sub-Agent for the account of the Canadian Lenders such additional amounts, if any, as shall be necessary to effect payment in full of the Face Amount of the B/A Instrument maturing on such day), (ii) elect to have all or a portion of the Face Amount of the B/A Instrument converted to a Canadian Prime Rate Loan by giving a Notice of Borrowing in accordance with Section 2.03 and 2.06 of the Credit Agreement, or (iii) pay, on or before 10:00 a.m. (New York time) on the maturity date for the B/A Instrument, an amount in Canadian Dollars equal to the Face Amount of the B/A Instrument (notwithstanding that the Canadian Lender may be the holder of it at maturity). Any such payment in an amount in Canadian Dollars equal to the Face Amount of the B/A Instrument shall satisfy the Canadian Borrower’s obligations under the B/A Instrument to which it relates and the relevant Canadian Lender shall then be solely responsible for the payment of the B/A Instrument.

12. If the Canadian Borrower (i) fails to pay any B/A Instrument when due or (ii) fails to issue a replacement B/A Instrument which gives rise to B/A Discount Proceeds which together with additional amounts then paid to the Canadian Sub-Agent for the account of the Canadian Lenders in respect of such maturing B/A Instrument at least equal the Face Amount of such maturing B/A Instrument pursuant to Section 11 (i) hereof or (iii) fails to elect to convert all or a portion of the Face Amount of such B/A Instrument to a Canadian Prime Loan pursuant to Section 11 (ii) hereof, then the unpaid amount due and payable shall be converted to a Canadian Prime Rate Loan made by the Canadian Lenders ratably and shall bear interest calculated and payable as provided in Section 2.08 of the Credit Agreement. This conversion shall occur as of the due date and without any necessity for the Canadian Borrower to give a Notice of Conversion/ Continuation.

13. On any date on which a Bankers’ Acceptance Loan is created, purchased, converted or continued, the Canadian Sub-Agent shall be entitled to net all amounts payable on such date by the Canadian Sub-Agent to a Canadian Lender against all amounts payable on such date by such Canadian Lender to the Canadian Sub-Agent. Similarly, on any such date the Canadian Borrower hereby authorizes each Canadian Lender to net all amounts payable on such date by such Canadian Lender to the Canadian Sub-Agent for the account of such Canadian Borrower, against all amounts payable on such date by such Canadian Borrower to such Canadian Lender in accordance with the Canadian Sub-Agent’s calculations.

14. Except for the requirement to pay immediately upon acceleration of the Canadian Borrower Revolving Loans pursuant to Section 11 of the Credit Agreement, the Canadian Borrower shall pay to the Canadian Sub-Agent an amount in Canadian Dollars equal to the Face Amount of each Bankers’ Acceptance Loan requested by the Canadian Borrower on the maturity date thereof (notwithstanding that the Canadian Lender may be the holder of it at maturity).

Circumstances Making Bankers’ Acceptances Unavailable.

15. If, for any reason a market for bankers’ acceptances does not exist at any time or the Canadian Lenders cannot for other reasons, after reasonable efforts, readily sell bankers’ acceptances or perform their obligations under the Credit Agreement with respect to bankers’ acceptances, in each case, as determined in good faith by the Administrative Agent (i) the right of the Canadian Borrower to request a Bankers’ Acceptance Loan shall be suspended until such time as the Administrative Agent notifies the Canadian Borrowers and the Canadian Lenders that the circumstances causing a suspension no longer exist, and any applicable Notice of Borrowing given by any Canadian Borrower with respect to such Bankers’ Acceptance Loans which have not been incurred shall be deemed rescinded by such Canadian Borrower, and the requested Bankers’ Acceptance Loan shall not be made.

The Administrative Agent shall promptly notify the Canadian Borrower of the suspension of the Canadian Borrower’s right to request a Bankers’ Acceptance Loan and of the termination of any suspension.

Schedule 3.01(j)

Existing US Letters of Credit

Amount	Applicant	Lender	Beneficiary	LC Number	Expiration Date	Standby / Trade
2,610,000	Mobile Mini, Inc.	Bank of America	Travelers Indemnity Co.	68027270	3/30/2012	Standby
2,174,464	Mobile Mini, Inc.	Bank of America	Liberty Mutual Insurance Company	7420584	4/22/2012	Standby
50,000	Mobile Mini, Inc.	Bank of America	Sentry Insurance	3009336	4/22/2012	Standby
245,000	Mobile Mini, Inc.	Bank of America	ACE American Insurance Co.	68029106	2/11/2013	Standby
121,193	Mobile Mini, Inc.	Bank of America	EOP — 700 North Branch, L.L.C	68029107	8/1/2012	Standby
2,300,000	Mobile Mini, Inc.	Bank of America	Travelers Indemnity Co. (second LC)	68029280	9/12/2012	Standby
448,000	Mobile Mini, Inc.	Bank of America	National Union Fire Insurance AIG	68029104	2/7/2013	Standby

Schedule 6.13

Effective Date Mortgages

Mobile Mini, Inc.:1

•	3550 Duncanville Rd., Dallas, TX 75236

•	3926 SW 29th St., Oklahoma City, OK 73119

•	4010 S. 36th St., Phoenix, AZ 85040

•	11755 N. Maricopa Industrial Parkway, Maricopa, AZ 85239

•	15100 San Pedro St., Gardena, CA 90248

•	2486 West McKinley Ave, Fresno, CA 93728

•	1465 East 130th Street, Chicago, IL 60633

[1]	Delivery is subject to the post-closing letter between Deutsche Bank AG New York Branch, as Administrative Agent, and the US Company.

Schedule 8.01

Qualifications to do Business

	Jurisdiction of	Foreign
Company	Organization	Qualifications
Mobile Mini, Inc.	Delaware	Alabama, Arizona, Arkansas, California, Connecticut, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Nebraska, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, South Carolina, South Dakota, Tennessee, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin, Wyoming
Mobile Mini I, Inc.	Arizona	Texas
Mobile Mini Dealer, Inc.	Arizona	Pennsylvania
Mobile Mini, LLC	California
Mobile Mini, LLC	Delaware	Colorado, Nevada, Michigan
A Royal Wolf Portable Storage, Inc.	California
Mobile Mini Canada ULC	British Columbia
Mobile Mini UK Holdings Limited	England and Wales
Mobile Mini Holding, B.V.	Netherlands
Temporary Mobile Storage, Inc.	California
Mobile Mini UK Limited	England and Wales
Mobile Mini B.V.	Netherlands
Mobile Storage Group, Inc.	Delaware
A Better Mobile Storage Company	California
MSG Investments, Inc.	California

	Jurisdiction of	Foreign
Company	Organization	Qualifications
Mobile Storage Group (Texas), L.P.	Texas
Ravenstock MSG Limited	United Kingdom
Ravenstock Tam (Hire) Limited	United Kingdom
Mobile Storage (U.K.) Limited	United Kingdom
Mobile Storage UK Finance Limited Partnership	United Kingdom
Liko Luxembourg International S.a.r.l.	Luxembourg

Schedule 8.04

Capital Structure

The class and the number of authorized and issued Securities of US Company and each of its Subsidiaries and the record owner of the Securities of the Subsidiaries are as follows:

Mobile Mini, Inc., a Delaware corporation:

Class of Securities	Number of Securities Issued and Outstanding (February 17, 2011)	Number of Securities Authorized but Unissued
Common Stock, par value $0.01 per share – 95,000,000	45,608,606	49,391,394
Preferred Stock, par value $0.01 per share – 20,000,000	None	20,000,000

Subsidiaries:

Company	Subsidiary	Ownership	Number of Shares owned	Jurisdiction of Organization
Mobile Mini, Inc.	Mobile Mini I, Inc.	100%	10,000 shares of common stock	Arizona
	Mobile Mini Dealer, Inc.	100%	10,000 shares of common stock	Arizona
	Mobile Mini, LLC	100%	100% membership interest	Delaware
	Mobile Mini, LLC	100%	100% membership interest	California
	A Royal Wolf Portable Storage, Inc.	100%	643,250 shares of common stock	California
	Mobile Mini UK Holdings Limited	100%	400 ordinary shares	England and Wales
	Mobile Mini Holding B.V.	100%	180 ordinary shares	Netherlands
	Mobile Storage Group, Inc.	100%	100 shares of common stock	Delaware
	Mobile Mini Canada ULC	100%	1,000 common shares	British Columbia
Mobile Mini Holding B.V.	Mobile Mini B.V.	100%	18 ordinary shares	Netherlands
Mobile Mini UK Holdings Limited	Mobile Mini UK Limited	100%	10,112,070 ordinary shares	England and Wales
	Ravenstock MSG Limited	100%	601,100 ordinary shares	United Kingdom

Company	Subsidiary	Ownership	Number of Shares owned	Jurisdiction of Organization
Mobile Storage Group, Inc.	MSG Investments, Inc.	100%	10,000 shares of common stock	California
	A Better Mobile Storage Company	100%	1,000 shares of common stock	California
	Mobile Storage Group (Texas), L.P.	99%	99% partnership interest	Texas
	Mobile Storage UK Finance Limited Partnership	1%	1% partnership interest	United Kingdom
Mobile Storage UK Finance Limited Partnership	LIKO Luxembourg International S.a.r.l.	100%	160 ordinary shares	Luxembourg
MSG Investments, Inc.	Mobile Storage Group (Texas), L.P.	1%	1% partnership interest	Texas
	Mobile Storage UK Finance Limited Partnership	99%	99% partnership interest	United Kingdom
Ravenstock MSG Limited	Ravenstock Tam (Hire) Limited	100%	10,550 ordinary shares	United Kingdom
	Mobile Storage (U.K.) Limited	100%	100 ordinary shares; 6,000,000 preferred shares	United Kingdom
A Royal Wolf Portable Storage Inc.	Temporary Mobile Storage, Inc.	100%	1,500 shares of common stock	California

The following agreements are binding upon the Company’s or other Credit Party’s partners, members or shareholders:

•	There are no corporate or joint venture relationships.

•	Stockholders Agreement, dated as of , 2008, by and among US Company and the Stockholders signatory thereto.

Schedule 8.05

Names

		Jurisdiction of	Organizational
Company	Type of Organization	Organization	ID Number
Mobile Mini, Inc	Corporation	Delaware	2344770
Mobile Mini I, Inc.	Corporation	Arizona	0714383-3
Mobile Mini Dealer, Inc. (f/n/a/ Delivery Design Systems, Inc.)	Corporation	Arizona	0233254-4
Mobile Mini, LLC	Limited Liability Company	California	200121110118
Mobile Mini, LLC	Limited Liability Company	Delaware	3435256
A Royal Wolf Portable Storage, Inc.	Corporation	California	C1197982
Mobile Mini UK Holdings Limited	Limited Liability Company	England and Wales	5749804
Temporary Mobile Storage, Inc.	Corporation	California	C1511337
Mobile Mini UK Limited	Limited Liability Company	England and Wales	2862423
Mobile Storage Group, Inc.	Corporation	Delaware	3768960
A Better Mobile Storage Company	Corporation	California	C2468871
MSG Investments, Inc.	Corporation	California	C2400028
Mobile Storage Group (Texas), L.P.	Limited Partnership	Texas	800128190
Ravenstock MSG Limited	Limited Liability Company	United Kingdom	4283040
Ravenstock Tam (Hire) Limited	Limited Liability Company	United Kingdom	1214155
Mobile Storage (UK) Limited	Limited Liability Company	United Kingdom	3836369
Mobile Storage UK Finance Limited Partnership	Limited Partnership	United Kingdom	LP7829
Liko Luxembourg International S.a.r.l.	Limited Liability Company	Luxembourg	82639
Mobile Mini Canada ULC	Unlimited Liability Company	British Columbia	BC0926262
Mobile Mini Holding B.V.	Private Company with Limited Liability	Netherlands	243.188.00
Mobile Mini B.V.	Private Company with Limited Liability	Netherlands	243.945.05

Description of Certain Transactions Occurring Within the Past Three Years:

•	Mobile Storage Group, Inc. entered into a Stock Purchase Agreement with Rent-Me Storage Systems, Inc. on December 9, 2011, in which it purchased the stock of Rent-Me Storage Systems, Inc. The purchase price was $6.8 million.

•	Mobile Storage Group, Inc. entered into an Asset Purchase Agreement with Madison Mobile Storage Incorporated on December 21, 2011, in which it purchased the assets of Madison Mobile Storage Incorporated. The purchase price was $795,000.

Schedule 8.06

Business Locations

Chief Executive Office for US Credit Parties:	7420 S Kyrene Rd, Tempe, AZ 85283

Chief Executive Office for UK Credit Parties:	28 Falcon Court, Preston Farm Business Park, TS18 3TX, UK

Chief Executive Office for Canada Credit Parties:	7420 S Kyrene Rd, Tempe, AZ 85283

Chief Executive Office for Dutch Credit Parties:	28 Falcon Court, Preston Farm Business Park, TS18 3TX, UK

Chief Executive Office for Luxembourg Credit Parties:	28 Falcon Court, Preston Farm Business Park, TS18 3TX, UK

Grantor	Address	City	State	Zip
Mobile Mini, Inc.	220 Piper Lane	Alabaster	AL	35007
Mobile Mini, Inc.	192 Piper Lane	Alabaster	AL	35007
Mobile Mini, Inc.	116 Ipsco Street	Decatur	AL	35601
Mobile Mini, Inc.	800 Bay Bridge Road	Prichard	AL	36610
Mobile Mini, Inc.	5001 West Bethany Road	North Little Rock	AR	72117
Mobile Mini, Inc.	2367 East Robinson Avenue	Springdale	AR	72764
Mobile Mini, Inc.	11755 N. Maricopa Ind. Pkwy	Maricopa	AZ	85239
Mobile Mini, Inc.	4010 S. 36th Street	Phoenix	AZ	85040
Mobile Mini, Inc.	3848 S 36th St	Phoenix	AZ	85040
Mobile Mini, Inc.	3434 E Wood	Phoenix	AZ	85040
Mobile Mini, Inc.	7420 South Kyrene Road, Suite 101	Tempe	AZ	85283
Mobile Mini, Inc.	1485 W. Glenn Street	Tucson	AZ	85705
Mobile Mini, Inc.	2727 N Flowing Wells	Tucson	AZ	85705
Mobile Mini, Inc.	30752 South Fraser Way	Abbotsford	BC	V2T 6L4
Mobile Mini, Inc.	3213 Gibson Street	Bakersfield	CA	93308

Mobile Mini, Inc.	3902 Esplanade	Chico	CA	95973
Mobile Mini, Inc.	340 W Ralph Road	El Centro	CA	92251
Mobile Mini, Inc.	44580 Old Warm Springs Blvd	Fremont	CA	94538
Mobile Mini, Inc.	2486 W. McKinley Avenue	Fresno	CA	93728
Mobile Mini, Inc.	15100 San Pedro Street	Gardena	CA	90248
Mobile Mini, Inc.	42207 3rd St East	Lancaster	CA	93535
Mobile Mini, Inc.	16351 S. McKinley Ave.	Lathrop	CA	95330
Mobile Mini, Inc.	1919 E. Louis Ave.	Lathrop	CA	95330
Mobile Mini, Inc.	12345 Crosthwaite Circle	Poway	CA	92064
Mobile Mini, Inc.	2428 N Locust Ave	Rialto	CA	92377
Mobile Mini, Inc.	2660 N. Locust Ave.	Rialto	CA	92377
Mobile Mini, Inc.	2010 Stonehurst Ave	Rialto	CA	92377
Mobile Mini, Inc.	8160 Junipero Street	Sacramento	CA	95828
Mobile Mini, Inc.	1794 Lirio Ave.	Saticoy	CA	93003
Mobile Mini, Inc.	470 Caletti Avenue	Windsor	CA	95492
Mobile Mini, Inc.	2905 Capital Drive	Colorado Springs	CO	80939
Mobile Mini, Inc.	5300 Eudora Street	Denver	CO	80022
Mobile Mini, Inc.	911 South Street-Mach 1 Industrial Park	Suffield	CT	06078
Mobile Mini, Inc.	N 1st Street	Bartow	FL	33830
Mobile Mini, Inc.	16590 Gator Road	Fort Myers	FL	33912
Mobile Mini, Inc.	1770 Benchmark Ave	Fort Myers	FL	33905
Mobile Mini, Inc.	500 Rock Road North	Fort Pierce	FL	34945
Mobile Mini, Inc.	989 Worthington Ave	Green Cove Springs	FL	32043
Mobile Mini, Inc.	4720 SE US Hwy 301	Hawthorne	FL	32640

Mobile Mini, Inc.	8825 Moncrief/Dinsmore Rd.	Jacksonville	FL	32219
Mobile Mini, Inc.	12905 NW 32nd Ave	Opa Locka	FL	33054
Mobile Mini, Inc.	11622 Boggy Creek Road	Orlando	FL	32824
Mobile Mini, Inc.	11614 Boggy Creek Road	Orlando	FL	32824
Mobile Mini, Inc.	3106 17th Street East	Palmetto	FL	34221
Mobile Mini, Inc.	5900 SW 202nd Avenue	Pembroke Pines	FL	33332
Mobile Mini, Inc.	8791 Paul Starr Drive	Pensacola	FL	32514
Mobile Mini, Inc.	8791 Paul Starr Drive	Pensacola	FL	32514
Mobile Mini, Inc.	7579 West Tennessee Street	Tallahassee	FL	32304
Mobile Mini, Inc.	4004 S. 50th Street	Tampa	FL	33619
Mobile Mini, Inc.	6000 Hartford Street	Tampa	FL	33619
Mobile Mini, Inc.	4020 S US Hwy 41	Tampa	FL	33619
Mobile Mini, Inc.	1724 Northside Industrial Blvd.	Columbus	GA	31904
Mobile Mini, Inc.	2817 Bill Wright Road	Jefferson	GA	30549
Mobile Mini, Inc.	1055 C Southern Road	Morrow	GA	30260
Mobile Mini, Inc.	114 Gulfstream Road	Savannah	GA	31408
Mobile Mini, Inc.	5289 NW Beaver Drive	Johnston	IA	50131
Mobile Mini, Inc.	607 Barger Street	Nampa	ID	83687
Mobile Mini, Inc.	12658 S. Winchester	Calumet Park	IL	60827
Mobile Mini, Inc.	2104 W. Epler Avenue	Indianapolis	IN	46217
Mobile Mini, Inc.	2888 N. Mead Street	Wichita	KS	67219
Mobile Mini, Inc.	2710 Millers Lane	Louisville	KY	40216
Mobile Mini, Inc.	39060 Cleastor Lane	Prairieville	LA	70769
Mobile Mini, Inc.	6731 Linwood Avenue	Shreveport	LA	71106

Mobile Mini, Inc.	61000 St Tammany Ave	Sliddell	LA	70460
Mobile Mini, Inc.	1600 Osgood Street Suite 2078	North Andover	MA	01845
Mobile Mini, Inc.	125 Manley St.	West Bridgewater	MA	02379
Mobile Mini, Inc.	4254 N. Point Road, Suite 106	Baltimore	MD	21222
Mobile Mini, Inc.	11 Thompson’s Point	Portland	ME	04102
Mobile Mini, Inc.	22445 Groesbeck Highway	Warren	MI	48089
Mobile Mini, Inc.	21044 Chippendale Court	Farmington	MN	55024
Mobile Mini, Inc.	7309 Lake Drive	Lino Lakes	MN	55014
Mobile Mini, Inc.	3945 Raytown Rd	Kansas City	MO	64129
Mobile Mini, Inc.	4006 N. Broadway	Saint Louis	MO	63147
Mobile Mini, Inc.	2326 HWY 80 E	Pearl	MS	39208
Mobile Mini, Inc.	5600 Holly Shelter Road	Castle Hayne	NC	28429
Mobile Mini, Inc.	7121 Statesville Road	Charlotte	NC	28269
Mobile Mini, Inc.	3703 Gillespie Street	Fayetteville	NC	28306
Mobile Mini, Inc.	30 Old Brickyard Road	Fletcher	NC	28732
Mobile Mini, Inc.	4444 Burlington Road	Greensboro	NC	27405
Mobile Mini, Inc.	618 Three Sisters Road	Knightdale	NC	27545
Mobile Mini, Inc.	5899 US Highway 70 W	La Grange	NC	28551
Mobile Mini, Inc.	1621 23rd Street South	Moorhead	ND	56560
Mobile Mini, Inc.	9949 J Street	Omaha	NE	68126
Mobile Mini, Inc.	2400 Roosevelt Avenue	South Plainfield	NJ	07080
Mobile Mini, Inc.	5328 Edith Blvd. N.E.	Albuquerque	NM	87107
Mobile Mini, Inc.	14425 Arville Street	Las Vegas	NV	89054
Mobile Mini, Inc.	4880 E Carey Ave	Las Vegas	NV	89115

Mobile Mini, Inc.	5425 Baldwin Street	Brewerton	NY	13029
Mobile Mini, Inc.	1158 Jericho Turnpike	Commack	NY	11725
Mobile Mini, Inc.	1353 Indian Fields Road	Feura Bush	NY	12067
Mobile Mini, Inc.	1075 Buffalo Road	Rochester	NY	14624
Mobile Mini, Inc.	871 Buckeye Park Road	Columbus	OH	43207
Mobile Mini, Inc.	4444 Dixie Hwy	Fairfield	OH	45014
Mobile Mini, Inc.	2601 Center Rd. Suite 118	Hinckley	OH	44233
Mobile Mini, Inc.	14120 South Meridian	Oklahoma City	OK	73173
Mobile Mini, Inc.	12044 East Pine Street	Tulsa	OK	74116
Mobile Mini, Inc.	7643 Queen’s Line	Chatham	ON	N7M 5J5
Mobile Mini, Inc.	73 Browns Line	Toronto	ON	M8W 3S2
Mobile Mini, Inc.	5940 NE Cully Blvd.	Portland	OR	97218
Mobile Mini, Inc.	1960 Weaverville Road	Allentown	PA	18109
Mobile Mini, Inc.	981 Steen Road	Bridgeville	PA	15017
Mobile Mini, Inc.	10 Industrial Hwy.	Essington	PA	19029
Mobile Mini, Inc.	1015 Old Trail Road	Etters	PA	17319
Mobile Mini, Inc.	1000 Union Street	Taylor	PA	18517
Mobile Mini,Inc.	3032 Caterpillar Lane	Florence	SC	29506
Mobile Mini, Inc.	3 Palmetto Court	Gaston	SC	29053
Mobile Mini, Inc.	3236 Landmark Drive, Suite 100	North Charleston	SC	29418
Mobile Mini, Inc.	361 Highway 183	Piedmont	SC	29673
Mobile Mini, Inc.	12300 Stagebarn Trail	Blackhawk	SD	57718
Mobile Mini, Inc.	1028 South Lyons Ave.	Sioux Falls	SD	57106
Mobile Mini, Inc.	12300 Sturgis Road	Sommerset	SD	57769

Mobile Mini, Inc.	27083 Sundowner Ave	Tea	SD	57064
Mobile Mini, Inc.	2699 Waterlevel Highway	Cleveland	TN	37323
Mobile Mini, Inc.	1742 Transport Lane	Knoxville	TN	37924
Mobile Mini, Inc.	5553 Hickory Hill Road	Memphis	TN	38141
Mobile Mini, Inc.	1700 Nolensville Rd.	Nashville	TN	37210
Mobile Mini, Inc.	16328 N IH 35	Austin	TX	78728
Mobile Mini, Inc.	8421 Up River Road	Corpus Christi	TX	78409
Mobile Mini, Inc.	3550 Duncanville Road	Dallas	TX	75236
Mobile Mini, Inc.	11931 Trans Park Drive	El Paso	TX	79927
Mobile Mini, Inc.	9800 West Expressway 83	Harlingen	TX	78552
Mobile Mini, Inc.	5930 Winfield Road	Houston	TX	77050
Mobile Mini, Inc.	12000 Hirsch Rd	Houston	TX	77050
Mobile Mini, Inc.	3711 Oates Road	Houston	TX	77013
Mobile Mini, Inc.	571 N Red Bud Lane	Round Rock	TX	78664
Mobile Mini, Inc.	18780 IH 35 North, Suite 8	Schertz	TX	78154
Mobile Mini, Inc.	11020 Highway 69 North	Tyler	TX	75706
Mobile Mini, Inc.	1550 W Freeway	Vidor	TX	77662
Mobile Mini, Inc.	135 S. 1200 West	Lindon	UT	84042
Mobile Mini, Inc.	95 North 700 West, Suite E	North Salt Lake City	UT	84054
Mobile Mini, Inc.	14027 Washington Highway	Ashland	VA	23005
Mobile Mini, Inc.	3120 Hollins Road NE	Roanoke	VA	24012
Mobile Mini, Inc.	5049 Southern Blvd Ste D	Virginia Beach	VA	23462
Mobile Mini, Inc.	51B Minister Brook Road	Worcester	VT	05682
Mobile Mini, Inc.	12921 Case Road SW	Olympia	WA	98512

Mobile Mini, Inc.	17815 East Euclid Ave	Spokane Valley	WA	99216
Mobile Mini, Inc.	21818 76th Drive SE	Woodinville	WA	98072
Mobile Mini, Inc.	4601 Femrite Drive	Madison	WI	53716
Mobile Mini, Inc.	304 Atlas Avenue	Madison	WI	53714
Mobile Mini, Inc.	4601 Femrite Drive	Madison	WI	53716
Mobile Mini, Inc.	5223 S. 9th Street	Milwaukee	WI	53221
Mobile Mini UK Limited	60 Glenavy Road, Crumlin, Antrim	Belfast		BT29 4LA
Mobile Mini UK Limited	Unit G14 North Road Bridgend Ind. Est. North Road, Bridgend Ind. Est.	Bridgend		CF31 3TP
Mobile Mini UK Limited	Unit D3/D4, Greensplott Road Chittening Industrial Estate Avonmouth	Bristol		BS11 OYB
Mobile Mini UK Limited	Greensplott Road Chittening Industrial Est. Avonmouth	Bristol		BS11 0YB
Mobile Mini UK Limited	Youngs Road, East Mains Ind Est	Broxburn		EH52 5LY
Mobile Mini UK Limited	Land at Barras Lane Barras Lane Ind Est. Dalston	Carlisle		CA7 7ND
Mobile Mini UK Limited	Clarke Square Captuthall Road Deans Livingstone	Edinburgh		EH54 8SG
Mobile Mini UK Limited	3 Hornock Road Coatbridge Lanarkshire	Glasgow		ML5 2QA
Mobile Mini UK Limited	Compound Adjacent to Unit 38 Heysham Business Park Middleton Road	Heysham		LA3 3PP
Mobile Mini UK Limited	Lancaster Approach, North Killingholme, North Lincolnshire	Immingham		DN40 3JY
Mobile Mini UK Limited	Land and Premises Herald Avenue Truimph Trading Estate Speke	Liverpool		L24 9GG
Mobile Mini UK Limited	Plot 1, Arisdale Avenue, South Ockenden	London		RM15 5SJ
Mobile Mini UK Limited	Woodham Ind Park Creighton Road Woodham Aylesbury	London		HP18 0QE
Mobile Mini UK Limited	Albion Parade Gravesend Kent	London		DA12 2RU
Mobile Mini UK Limited	Carrington Business park Manchester Road Carrington	Manchester		M31 4DD
Mobile Mini UK Limited	Riverside Avenue West Manningtree Essex	Manningtree		CO11 1UN
Mobile Mini UK Limited	Teesport Commerce Park Dockside Road Southbank	Middlesbrough		TS6 6UZ

Mobile Mini UK Limited	Off Littlewell Lane, Stanton-by-Dale, Ilkeston	Nottingham		DE7 4QW
Mobile Mini UK Limited	Plot E1, East Road, Marchwood, Hampshire	Southampton		SO40 4BX
Mobile Mini UK Limited	28 Falcon Court, Preston Farm Business Park	Stockton on Tees		TS18 3TX
Mobile Mini UK Limited	Old Transport Depot Philadephia Complex Houghton le Springs	Sunderland		DH4 4UG
Mobile Mini UK Limited	Land and Buildings On East side of Barnsley Road Newmillerdam	Wakefield		WF2 2QW
Mobile Mini UK Limited	Brickyard Road, Aldridge	Walsall		WS9 8SR
Mobile Mini Canada ULC	7717 84th Street SE	Calgary	AB	T2C 4Y1
Mobile Mini Canada ULC	5420 1A Street SE	Calgary	AB	T2G 4S7
Mobile Mini Canada ULC	4000 11th Street SE	Calgary	AB	T2G 3H1
Mobile Mini Canada ULC	5925 94 Avenue SE	Calgary	AB	T2C 3Z3

Schedule 8.12

Surety Obligations

Bond Number	Principal Name	Bond Description	Bond Amount	Obligee	Premium	Expiration Date
104120446	Mobile Mini, Inc.	Manufactured Housing License Bond: M-9A Manufacturer of Factory-Built Buildings, 11755 No MIP Entrance Rd., Maricopa, AZ	$10,000.00	State of Arizona	$100.00	10/15/2012
105447285	Todd R. Moir	CA Auctioneer or Auction Company Bond - Todd R. Moir	$20,000.00	People of the State of California	$370.00	8/16/2012
105680635	Mobile Mini, Inc.	Replevin Bond	$36,000.00	EDFM Corporation	$360.00	1/18/2013
105680624	Mobile Mini, Inc.	Trailer Dealer Bond	$10,000.00	State of South Dakota Dept. of Revenue	$100.00	10/19/2012
105472467	Moblie Mini, Inc.	TX Sequestration Bond	$15,000.00	Anchor Import/Export, Inc. d/b/a Anchor Auto Storage	$150.00	9/14/2012
105472431	Mobile Mini, Inc.	NM Contractor License Code Bond	$10,000.00	New Mexico Regulation and Licensing Department	$100.00	9/30/2012
104980874	Mobile Mini, Inc.	License Bond	$10,000.00	State of Arizona, Department of Building and Fire Safety Office of Administration	$100.00	2/3/2013
105131611	Mobile Storage Group, Inc.	PA Toll Charge Bond Rev 9-3-02 (Turnpike, Bridge Toll Bonds)	$3,000.00	Pennsylvania Turnpike Commission	$100.00	12/28/2012
104762618	Mobile Mini, Inc.	Credit Hauling Permit Bond	$5,000.00	State of Maryland, State Highway Administration	$100.00	7/21/2012

Bond Number	Principal Name	Bond Description	Bond Amount	Obligee	Premium	Expiration Date
104120448	Mobile Mini-Tulsa	Excess Size & Weight Permit Bond	$5,000.00	State of OK, Dept. of Public Safety, Size & Weight Permit Division	$100.00	10/29/2012
104120474	Mobile Mini, Inc.	AZ Motor Vehicle Dealer License Bond	$25,000.00	State of Arizona, Department of Transportation Motor Vehicle Division	$250.00	12/31/2012
104502840	Mobile Mini, Incorporated	Dealer of Modular Building Units Bond	$50,000.00	State of Tennessee, Department of Commerce and Insurance	$500.00	6/30/2012
104502836	Mobile Mini, Incorporated	Dealer of Modular Building Units Bond	$50,000.00	State of Tennessee, Department of Commerce and Insurance	$500.00	6/30/2012
105383126	Cathy Rodriguez	Auctioneer Bond	$20,000.00	State of California	$370.00	2/10/2014
105680630	Jon David Keating the financial responsible officer of Mobile Mini, Inc.	Business License Bond	$100,000.00	State of Florida Dept. of Business & Professional Regulation	$1,000.00	11/15/2012
105601393	Mobile Mini, Inc.	Sequestration Bond	$100.00	JRAC, INC.	$100.00	8/22/2012
104502837	Mobile Mini, Incorporated	Installer of Modular Building Units Bond	$25,000.00	State of Tennessee, Department of Commerce and Insurance	$250.00	6/30/2012
105680628	Mobile Mini, Inc.	Take possession of one Model 20’x20’ combo with office Unit Serial #AS20RYX0804 due to default of payments	$28,000.00	Big Papa Transport, Inc. & Ankney Properties, Inc.	$280.00	11/9/2012
105680631	Mobile Mini, Inc.	Replivin Bond	$45,000.00	Stephanie Blazquez	$450.00	12/7/2012
105447278	Caleb Pagan	CA Auctioneer Bond — Caleb Pagan	$20,000.00	People of the State of California	$350.00	4/26/2012

Bond Number	Principal Name	Bond Description	Bond Amount	Obligee	Premium	Expiration Date
929260871	Mobile Mini, Inc.	Excess Weight Permit Bond	$5,000.00	Commonwealth of Pennsylvania, Dept. of Transportation		9/16/2012
105680638	Mobile Mini, Inc.	Replevin Bond	$15,000.00	James Zinny	$150.00	2/2/2013
105131613	Mobile Storage Group, Inc.	GA Used Motor Vehicle $35,000	$35,000.00	Governor of Georgia	$350.00	3/31/2012
105680622	Mobile Mini, Inc.	Trailer Dealer Bond	$10,000.00	State of South Dakota Dept. of Revenue	$100.00	10/18/2012
104194263	Mobile Mini, Inc.	IFTA (Fuel Tax) Bond	$3,000.00	State of AZ, Motor Vehicle Division	$100.00	1/7/2013
104120454	Mobile Mini, Inc.	Excess Size & Weight Permit bond	$5,000.00	State of Oklahoma, Dept. of Public Safety, Size & Weight Permit Division	$100.00	11/8/2012
105561568	Mobile Mini, Inc.	Mobile Mini vs. Scott Weir — Replevin Bond — $15,000	$15,000.00	Scott Weir	$150.00	3/10/2012
AN1584	Shiley A. Pullen	$5,000 Notary Bond/$30,000 E&O Policy	$35,000.00	State of Arizona	$100.00	6/8/2014
105561565	Mobile Mini, Inc.	Shield Roofers, Inc., replevin $5,000	$5,000.00	Shield Roofers, Inc., Ruben Muniz, Individually, Edward Muniz, Individually and d/b/a Shield Roofers, and John A. Muniz, Individually	$100.00	2/25/2012
104502835	Mobile Mini, Incorporated	Installer of Modular Building Units Bond	$25,000.00	State of Tennessee, Department of Commerce and Insurance	$250.00	6/30/2012
105561569	Mobile Mini, Inc.	TX Sequestration Bond — $4,500	$4,500.00	Chino Productions, Inc. d/b/a La Rancherita Nite Club	$100.00	3/14/2012

Bond Number	Principal Name	Bond Description	Bond Amount	Obligee	Premium	Expiration Date
105325611	Mobile Mini, Inc.	SD Motor Vehicle Dealer Bond; $10,000	$10,000.00	Department of Revenue and Regulation	$100.00	12/1/2012
AM9282	Colleen C. Ackley	AZ Notary Bond — Colleen C. Ackley	$35,000.00	State of Arizona	$100.00	12/4/2013
104260816	Mobile Mini, Inc.	Excess Weight/Size Permit Bond	$2,000.00	State of Arkansas	$100.00	5/24/2012
104120445	Mobile Mini, Inc.	Motor Vehicle-Mobile Home Dealer License Bond: D-10 Dealer of Factory Built Buildings, 4010 S. 36th St., Phoenix, AZ 85040	$25,000.00	State of Arizona	$250.00	10/15/2012
104194262	Mobile Mini of Ohio, LLC	Excess Loads Over State Highways Permit Bond	$200,000.00	State of Ohio, Department of Transportation	$2,000.00	1/22/2013
105036903	Mobile Mini, Inc.	OH Turnpike Commission Toll Charge Bond	$5,000.00	Comptroller, Ohio Turnpike Commission	$100.00	7/1/2012
105601385	Mobile Mini, Inc.	WA Superior Court Co of King Bond of Indemnity to Sheriff Term (Indemnity Bond to Sheriff or Marshal): SAAcode=259	$7,600.00	Sheriff of King County Wa c/o	$100.00	7/11/2012
AM0686	Debora A. Enyeart	$5,000 AZ Notary Bond with $30,000 E&O	$35,000.00	State of Arizona	$100.00	4/14/2012
104502839	Mobile Mini, Incorporated	Installer of Modular Building Units Bond	$25,000.00	State of Tennessee, Department of Commerce and Insurance	$250.00	6/30/2012
105204731	Mobile Mini, Inc.	Tool Bond	$5,000.00	Maine Turnpike Authority	$100.00	2/28/2013

Bond Number	Principal Name	Bond Description	Bond Amount	Obligee	Premium	Expiration Date
105325604	Mobile Mini, Inc.	Manufacturer Dealer Full Agent Messenger Service or Salvor Bond, 1015 Old Trail Rd., Etters, PA 17319, 10 Industrial Hwy. Bldg E, Ste 202, Essington, PA 19029, 981 Steen Rd., Bridgeville, PA 15017	$60,000.00	Commonwealth of Pennsylvania, Bureau of Motor Vehicles	$600.00	11/30/2012
105601399	Mobile Mini, Inc.	Replevin Bond	$10,200.00	University Liquidators LLC and Jose Valenzuela	$102.00	9/2/2012
105601389	Mobile Mini, Inc.	Replevin Bond	$10,200.00	APPLIED CONCEPTS UNLIMITED, INC.	$102.00	8/11/2012
105561570	Mobile Mini, Inc.	TX Sequestration Bond — $4,500	$4,500.00	Regalado Capital, Inc. d/b/a Texas Steel	$100.00	3/14/2012
105204771	Mobile Mini, Inc.	SD Motor Vehicle Dealer Bond; $25,000	$25,000.00	Department of Revenue and Regulation	$250.00	6/22/2012
105601388	Mobile Mini, Inc.	Replevin Bond	$10,200.00	Arboricultural Services, Inc.	$102.00	8/11/2012
69616291	Mobile Storage Group, Inc.	Motor Vehicle Dealer Bond	$50,000.00	State of Tennessee, Motor Vehicle Commission	$695.00	9/30/2012
105561571	Mobile Mini, Inc.	TX Sequestration Bond — $15,000	$15,000.00	Interstate Multifamily Contractors, LLC	$150.00	3/29/2012
929177586	Mobile Mini, Inc.	AZ Manufactured Housing License Bond	$25,000.00	State of AZ, Department of Building and Fire Safety Office of Administration	$500.00	1/14/2013
104194288	Mobile Mini of Ohio, LLC	Permit to haul, transport and move weights & oversize vehicles	$4,000.00	West Virginia Division of Highways, Finance Division	$100.00	1/23/2013

Bond Number	Principal Name	Bond Description	Bond Amount	Obligee	Premium	Expiration Date
105447279	David Lopez	CA Auctioneer Bond — David Lopez	$20,000.00	State of California	$350.00	4/26/2012
105561584	Mobile Mini, Inc.	Sequestration Bond, Cause No. CV11-0449	$6,200.00	Nancy Alexander	$100.00	4/19/2012
104367383	Mobile Mini, Inc.	Modular Structure Certification Bond	$20,000.00	State of New Mexico, Regulation & Licensing Department, Construction Industries Division	$200.00	9/9/2012
105601381	Mobile Mini, Inc.	Rweplevin — Mini Storage Unit	$10,240.00	High Maintenance Lawn & Landscape Inc dba High Maintenance Landscaping	$102.00	5/27/2012
104194278	Mobile Mini, Inc.	Modular Structures License/Permit Bond	$5,000.00	State of NM	$100.00	3/7/2012
AM3920	Patricia A. Bickerstaff	$5,000 AZ Notary Bond with $30,000 E&O — Bickerstaff	$35,000.00	State of Arizona	$100.00	10/26/2012
105680629	Mobile Mini, Inc.	Replevin Bond	$9,000.00	Donald, Jane, Barbara & John Does Phillips, et al	$100.00	11/15/2012
105325596	Mobile Mini, Inc.	Vehicle Dealer Bond	$30,000.00	Kansas Dept. of Revenue, Div. of Vehicles Dealer Licensing Bureau	$300.00	11/20/2012
AN7373	Tabitha Spann	$5,000. Notary with $30,000 E & O for Tabitha Spann	$35,000.00	State of Arizona	$100.00	7/10/2015
104502838	Mobile Mini, Incorporated	Dealer of Modular Building Units Bond	$50,000.00	State of Tennessee, Department of Commerce and Insurance	$500.00	6/30/2012

Bond Number	Principal Name	Bond Description	Bond Amount	Obligee	Premium	Expiration Date
104024534	Mobile Mini, Inc.	PA Toll Charge Bond	$3,000.00	Pennsylvania Turnpike Commission, Credit and Collections Manager	$100.00	4/10/2012
105447280	Tara Smyth	CA Auctioneer Bond — Tara Smyth	$20,000.00	State of California	$350.00	4/26/2012

Schedule 8.18

Restrictions

Title of Contract	Identity of Parties	Nature of Restrictions	Maturity
6.875% Senior Notes ($150,000,000)	Mobile Mini, Inc.	Various negative covanents	5/1/2015
7.875% Senior Notes ($200,000,000)	Mobile Mini, Inc.	Various negative covanents	12/1/2020

Schedule 8.19

Litigation

None.

Schedule 8.21

Leases

Real Property Leases:

Lessee	Lessor	Property Covered (address, city, state, zip)
Mobile Mini, Inc.	South Fraserway Development Limited.	30752 South Fraser Way	Abbotsford	BC	V2T 6L4
Mobile Mini, Inc.	Gene and Cymantha Foshee	192 Piper Lane	Alabaster	AL	35007
Mobile Mini, Inc.	Southern Landmark Development	220 Piper Lane	Alabaster	AL	35007
Mobile Mini, Inc.	Ayala Properties	5328 Edith Blvd. N.E.	Albuquerque	NM	87107
Mobile Mini, Inc.	Oldcastle APG Northeast, Inc.	1960 Weaverville Road	Allentown	PA	18109
Mobile Mini, Inc.	Gilman Lumber Company, Inc.	14027 Washington Highway	Ashland	VA	23005
Mobile Mini, Inc.	Tana Boren 1999 Trust	16328 N IH 35	Austin	TX	78728
Mobile Mini, Inc.	KEEVMO, LLC	3213 Gibson Street	Bakersfield	CA	93308
Mobile Mini, Inc.	O’Malley Mulch, Inc.	4254 N. Point Road, Suite 106	Baltimore	MD	21222
Mobile Mini, Inc.	Bartow Municipal Airport Development Authority	N 1st Street	Bartow	FL	33830
Mobile Mini, Inc.	Parks Limited, Inc.	12300 Stagebarn Trail	Blackhawk	SD	57718
Mobile Mini, Inc.	JCM Properties, Inc.	5425 Baldwin Street	Brewerton	NY	13029
Mobile Mini, Inc.	Charles E. Guest	981 Steen Road	Bridgeville	PA	15017
Mobile Mini, Inc.	J.R. Bramlett	12658 S. Winchester	Calumet Park	IL	60827
Mobile Mini, Inc.	Coastal Realty Company	5600 Holly Shelter Road	Castle Hayne	NC	28429
Mobile Mini, Inc.	DHF Properties, LLC	7121 Statesville Road	Charlotte	NC	28269
Mobile Mini, Inc.	McAllister Courier Inc.	7643 Queen’s Line	Chatham	ON	N7M 5J5
Mobile Mini, Inc.	David and Laura Stephens	3902 Esplanade	Chico	CA	95973
Mobile Mini, Inc.	Sam Beavers	2699 Waterlevel Highway	Cleveland	TN	37323
Mobile Mini, Inc.	East Constitution Plant, LLC	2905 Capital Drive	Colorado Springs	CO	80939
Mobile Mini, Inc.	Stanstill LLC	1724 Northside Industrial Blvd.	Columbus	GA	31904
Mobile Mini, Inc.	Weber Holdings	871 Buckeye Park Road	Columbus	OH	43207
Mobile Mini, Inc.	AAHS NY LLC	1158 Jericho Turnpike	Commack	NY	11725
Mobile Mini, Inc.	Berry GP, Inc.	8421 Up River Road	Corpus Christi	TX	78409

Lessee	Lessor	Property Covered
Mobile Mini, Inc.	Tri-Star Property Group LLC	116 Ipsco Street	Decatur	AL	35601
Mobile Mini, Inc.	Raymond R. Weigel	5300 Eudora Street	Denver	CO	80022
Mobile Mini, Inc.	Ralph Road, LLC	340 W Ralph Road	El Centro	CA	92251
Mobile Mini, Inc.	R.E. Orion, LLC	11931 Trans Park Drive	El Paso	TX	79927
Mobile Mini, Inc.	Castleway Properties, LLC	10 Industrial Hwy.	Essington	PA	19029
Mobile Mini, Inc.	HWK Investments	1015 Old York Road	Etters	PA	17319
Mobile Mini, Inc.	Highland Fairfield Associates, LP	4444 Dixie Hwy	Fairfield	OH	45014
Mobile Mini, Inc.	POR-MKR Real Estate, LLC	21044 Chippendale Court	Farmington	MN	55024
Mobile Mini, Inc.	Kathryn D. Gaines	3703 Gillespie Street	Fayetteville	NC	28306
Mobile Mini, Inc.	Flach Properties, LLC	1353 Indian Fields Road	Feura Bush	NY	12067
Mobile Mini, Inc.	Leik Incorporated	30 Old Brickyard Road	Fletcher	NC	28732
Mobile Mini,Inc.	Atlantic Coast Investments, LLC	3032 Caterpillar Lane	Florence	SC	29506
Mobile Mini, Inc.	Flex Industrial Corp.	16590 Gator Road	Fort Myers	FL	33912
Mobile Mini, Inc.	Sidney A. Jacobsen	1770 Benchmark Ave	Fort Myers	FL	33905
Mobile Mini, Inc.	Gibney Leasing Corporation of FL	500 Rock Road North	Fort Pierce	FL	34945
Mobile Mini, Inc.	Sunnyvale Lumber, Inc.	44580 Old Warm Springs Blvd	Fremont	CA	94538
Mobile Mini, Inc.	Atlantic Investments, LLC	3 Palmetto Court	Gaston	SC	29053
Mobile Mini, Inc.	Reynolds Industrial Park	989 Worthington Ave	Green Cove Springs	FL	32043
Mobile Mini, Inc.	Pierre and Carolyn Goria	4444 Burlington Road	Greensboro	NC	27405
Mobile Mini, Inc.	Allen Stephenson	9800 West Expressway 83	Harlingen	TX	78552
Mobile Mini, Inc.	L and S Trailers & Supply, LLC	4720 SE US Hwy 301	Hawthorne	FL	32640
Mobile Mini, Inc.	RT 303 Storage, LLC	2601 Center Rd. Suite 118	Hinckley	OH	44233
Mobile Mini, Inc.	KNA Partners	12000 Hirsch Rd	Houston	TX	77050
Mobile Mini, Inc.	Jamcar Partners Limited	3711 Oates Road	Houston	TX	77013
Mobile Mini, Inc.	Kopetsky Family LLC	2104 W. Epler Avenue	Indianapolis	IN	46217
Mobile Mini, Inc.	ConGlobal Industries Real Estate, Inc.	8825 Moncrief/Dinsmore Rd.	Jacksonville	FL	32219
Mobile Mini, Inc.	Buster Wright	2817 Bill Wright Road	Jefferson	GA	30549
Mobile Mini, Inc.	Crow’s Auto Service, Inc.	5289 NW Beaver Drive	Johnston	IA	50131
Mobile Mini, Inc.	Kaw Development LLC	3945 Raytown Rd	Kansas City	MO	64129
Mobile Mini, Inc.	Steeple Square Court Associates, LLC	618 Three Sisters Road	Knightdale	NC	27545
Mobile Mini, Inc.	Walker Construction Co, Inc	1742 Transport Lane	Knoxville	TN	37924
Mobile Mini, Inc.	Bobby and Ella Wade	5899 US Highway 70 W	La Grange	NC	28551
Mobile Mini, Inc.	Dale and Carol Spooner	42207 3rd St East	Lancaster	CA	93535
Mobile Mini, Inc.	Diamond Sloan, LLC	14425 Arville Street	Las Vegas	NV	89054

Lessee	Lessor	Property Covered
Mobile Mini, Inc.	Coker Equipment Co., Inc.	4880 E Carey Ave	Las Vegas	NV	89115
Mobile Mini, Inc.	Rafael and Frances Sandoval	1919 E. Louis Ave.	Lathrop	CA	95330
Mobile Mini, Inc.	Rafael and Frances Sandoval	16351 S. McKinley Ave.	Lathrop	CA	95330
Mobile Mini, Inc.	Ace Disposal, Inc.	135 S. 1200 West	Lindon	UT	84042
Mobile Mini, Inc.	Diamond Dirt LLC	7309 Lake Drive	Lino Lakes	MN	55014
Mobile Mini, Inc.	V.C. Properties, Inc.	2710 Millers Lane	Louisville	KY	40216
Mobile Mini, Inc.	Lyle and Nancy Rudolph	304 Atlas Avenue	Madison	WI	53714
Mobile Mini, Inc.	Lyle and Nancy Rudolph	4601 Femrite Drive	Madison	WI	53716
Mobile Mini, Inc.	Tommy and Joye Starkey	5553 Hickory Hill Road	Memphis	TN	38141
Mobile Mini, Inc.	Gregory G. Schaal	5223 S. 9th Street	Milwaukee	WI	53221
Mobile Mini, Inc.	T & J Wallace Enterprises, LLC	1621 23rd Street South	Moorhead	ND	56560
Mobile Mini, Inc.	L & N Properties, Inc.	1055 C Southern Road	Morrow	GA	30260
Mobile Mini, Inc.	Larry E. Kling	607 Barger Street	Nampa	ID	83687
Mobile Mini, Inc.	Freeman Investments, LLC	1700 Nolensville Rd.	Nashville	TN	37210
Mobile Mini, Inc.	1600 Osgood Street, LLC	1600 Osgood Street	North Andover	MA	1845
Mobile Mini, Inc.	J & R Properties, LLC	7101 Bryhawke Circle	North Charleston	SC	29418
Mobile Mini, Inc.	JWJ Investments	5001 West Bethany Road	North Little Rock	AR	72117
Mobile Mini, Inc.	L.W. Miller, LLC	94 North 400 West	North Salt Lake City	UT	84054
Mobile Mini, Inc.	Terminal Leasing Partnership	95 North 700 West, Suite E	North Salt Lake City	UT	84054
Mobile Mini, Inc.	Garco Leasing LLC	14120 South Meridian	Oklahoma City	OK	73173
Mobile Mini, Inc.	Joe and Lisa Carroll	12921 Case Road SW	Olympia	WA	98512
Mobile Mini, Inc.	Jim and Sherry Johnson	9949 J Street	Omaha	NE	68126
Mobile Mini, Inc.	PV Realty LLC	12905 NW 32nd Ave	Opa Locka	FL	33054
Mobile Mini, Inc.	William Mattern	11614 Boggy Creek Road	Orlando	FL	32824
Mobile Mini, Inc.	The Churchill Group, Inc.	11622 Boggy Creek Road	Orlando	FL	32824
Mobile Mini, Inc.	Richard and Melanie Knowles	3106 17th Street East	Palmetto	FL	34221
Mobile Mini, Inc.	GJ Thrash	2326 HWY 80 E	Pearl	MS	39208
Mobile Mini, Inc.	Bergeron Park of Commerce – North Family LP	5900 SW 202nd Ave	Pembroke Pines	FL	33332
Mobile Mini, Inc.	Terhaar & Cronley Property Company	8791 Paul Starr Drive	Pensacola	FL	32514
Mobile Mini, Inc.	CAZ Ent., LLC	3848 S 36th St	Phoenix	AZ	85040
Mobile Mini, Inc.	CAZ Ent., LLC	3434 E Wood	Phoenix	AZ	85040
Mobile Mini, Inc.	Dodd & Freeman LLC	361 Highway 183	Piedmont	SC	29673
Mobile Mini, Inc.	11 Thompson’s Point	11 Thompson’s Point	Portland	ME	4102

Lessee	Lessor	Property Covered
Mobile Mini, Inc.	Wynn Investments, LLC	5940 NE Cully Blvd.	Portland	OR	97218
Mobile Mini, Inc.	Crosthwaite Circle, LLC	12345 Crosthwaite Circle	Poway	CA	92064
Mobile Mini, Inc.	Cleastor Lane LLC	39060 Cleastor Lane	Prairieville	LA	70769
Mobile Mini, Inc.	Choctaw Transport, Inc.	800 Bay Bridge Road	Prichard	AL	36610
Mobile Mini, Inc.	Best California Gas, Limited.	2428 N Locust Ave	Rialto	CA	92377
Mobile Mini, Inc.	Mobile Mini Systems, Inc.	2660 N. Locust Ave	Rialto	CA	92377
Mobile Mini, Inc.	UPS Ground Freight, Inc.	2660 N Locust Ave (Back Lot)	Rialto	CA	92377
Mobile Mini, Inc.	Bob Zadina Trucking, Inc.	2010 Stonehurst Ave	Rialto	CA	92377
Mobile Mini, Inc.	TJS, LLC	3120 Hollins Road NE	Roanoke	VA	24012
Mobile Mini, Inc.	1075 Buffalo Road LLC	1075 Buffalo Road	Rochester	NY	14624
Mobile Mini, Inc.	Jack Wheeler	571 N Red Bud Lane	Round Rock	TX	78664
Mobile Mini, Inc.	Hensler Family Trust	8160 Junipero Street	Sacramento	CA	95828
Mobile Mini, Inc.	J.T.F.P., LP	4006 N Broadway	Saint Louis	MO	63147
Mobile Mini, Inc.	Addison Ventura, LLC	1794 Lirio Ave.	Saticoy	CA	93003
Mobile Mini, Inc.	Tennessee Commercial Warehouse, Inc.	114 Gulfstream Road	Savannah	GA	31408
Mobile Mini, Inc.	Ron and Clare Carrillo	18780 IH 35 North, Suite 8	Schertz	TX	78154
Mobile Mini, Inc.	Edwin and Patricia Boyer	6731 Linwood Avenue	Shreveport	LA	71106
Mobile Mini, Inc.	Parks Limited, Inc.	1028 South Lyons Ave.	Sioux Falls	SD	57106
Mobile Mini, Inc.	St. Tammany Avenue, LLC	61000 St Tammany Ave	Sliddell	LA	70460
Mobile Mini, Inc.	Harris Realty Company LLC	2400 Roosevelt Avenue	South Plainfield	NJ	7080
Mobile Mini, Inc.	Bielec Properties, Inc.	17815 East Euclid Ave	Spokane Valley	WA	99216
Mobile Mini, Inc.	HTS Realty, LLC	2367 East Robinson Avenue	Springdale	AR	72764
Mobile Mini, Inc.	RayMar Realty, LLC	911 South Street-Mach 1 Industrial Park	Suffield	CT	6078
Mobile Mini, Inc.	Joe and Lisa Carroll	7579 West Tennessee Street	Tallahassee	FL	32304
Mobile Mini, Inc.	Stephen and Barbara Baseman	4004 S. 50th Street	Tampa	FL	33619
Mobile Mini, Inc.	The Chuchill Group, Inc.	6000 Hartford Street	Tampa	FL	33619
Mobile Mini, Inc.	VJ Properties, LLC	4020 S US Hwy 41	Tampa	FL	33619
Mobile Mini, Inc.	Pyne Freight Lines, Inc.	1000 Union Street	Taylor	PA	18517
Mobile Mini, Inc.	Parks Limited, Inc.	27083 Sundowner Ave	Tea	SD	57064
Mobile Mini, Inc.	DMC Portfolio LLC	7420 South Kyrene Road, Suite 101	Tempe	AZ	85283
Mobile Mini, Inc.	Rodenbury Investments Limited	73 Browns Line	Toronto	ON	M8W 3S2
Mobile Mini, Inc.	3&2 Enterprises	1485 W. Glenn Street	Tucson	AZ	85705

Lessee	Lessor	Property Covered
Mobile Mini, Inc.	HJH, LLC	2727 N Flowing Wells	Tucson	AZ	85705
Mobile Mini, Inc.	Jim M. Phillips	12044 East Pine Street	Tulsa	OK	74116
Mobile Mini, Inc.	Roger Stebbins and Joe Kendrick	11020 Highway 69 North	Tyler	TX	75706
Mobile Mini, Inc.	Sean Tilley	1550 W Freeway	Vidor	TX	77662
Mobile Mini, Inc.	Witchduck Real Property, Inc.	5049 Southern Blvd Ste D	Virginia Beach	VA	23462
Mobile Mini, Inc.	Rizzo Properties LLC	22445 Groesbeck Highway	Warren	MI	48089
Mobile Mini, Inc.	George Millett	125 Manley St.	West Bridgewater	MA	2379
Mobile Mini, Inc.	Jenwill and Associates	2888 N. Mead Street	Wichita	KS	67219
Mobile Mini, Inc.	Shiloh Road, LLC	470 Caletti Avenue	Windsor	CA	95492
Mobile Mini, Inc.	Michiels International, Inc.	21818 76th Drive SE	Woodinville	WA	98072
Mobile Mini, Inc.	Maxham Warehousing Company, Inc.	51B Minister Brook Road	Worcester	VT	5682
Mobile Mini UK Limited.	Bowesfield Investments	28 Falcon Court, Preston Farm Business Park	Stockton on Tees	TS18 3TX
Mobile Mini UK Limited.	St. Modwen Developments Limited	Plot 1, Arisdale Avenue, South Ockenden	London	RM15 5SJ
Mobile Mini UK Limited.	The Bristol Port Company	Unit D3/D4, Greensplott Road Chittening Industrial Estate Avonmouth	Bristol	BS11 OYB
Mobile Mini UK Limited.	Langley Industries Limited	Brickyard Road, Aldridge	Walsall	WS9 8SR
Mobile Mini UK Limited.	PDM Limited	Youngs Road, East Mains Ind Est	Broxburn	EH52 5LY
Mobile Mini UK Limited.	RTD Developments	Land and Premises Herald Avenue Truimph Trading Estate Speke	Liverpool	L24 9GG
Mobile Mini UK Limited.	Hill Woolhouse	Old Transport Depot Philadephia Complex Houghton le Springs	Sunderland	DH4 4UG
Mobile Mini UK Limited.	DCT Developments Limited	Land and Buildings On East side of Barnsley Road Newmillerdam	Wakefield	WF2 2QW
Mobile Mini UK Limited.	Shell Property Company Limited	Carrington Business park Manchester Road Carrington	Manchester	M31 4DD
Mobile Mini UK Limited.	West Lothiam Council	Clarke Square Captuthall Road Deans Livingstone	Edinburgh	EH54 8SG
Mobile Mini UK Limited.	Dan McCafferty	60 Glenavy Road, Crumlin, Antrim	Belfast	BT29 4LA

Lessee	Lessor	Property Covered
Mobile Mini UK Limited.	Saint Gobain Pipelines Plc	Off Littlewell Lane, Stanton-by-Dale, Ilkeston	Nottingham	DE7 4QW
Mobile Mini UK Limited.	The Trustees of Robert Edger	Land at Barras Lane Barras Lane Ind Est. Dalston	Carlisle	CA7 7ND
Mobile Mini UK Limited.	NTG (Coverting) Limited	Compound Adjacent to Unit 38 Heysham Business Park Middleton Road	Heysham	LA3 3PP
Mobile Mini UK Limited.	PD Teesport	Teesport Commerce Park Dockside Road Southbank	Middlesbrough	TS6 6UZ
Mobile Mini UK Limited.	CT Engineering (Scotland) Limited	3 Hornock Road Coatbridge Lanarkshire	Glasgow	ML5 2QA
Mobile Mini UK Limited.	NKS	Lancaster Approach, North Killingholme, North Lincolnshire	Immingham	DN40 3JY
Mobile Mini UK Limited.	Firmin Coates Limited	Woodham Ind Park Creighton Road Woodham Aylesbury	London	HP18 0QE
Mobile Mini UK Limited.	Oceanic	Plot E1, East Road, Marchwood, Hampshire	Southampton	SO40 4BX
Mobile Mini UK Limited.	Grimley	Unit G14 North Road Bridgend Ind. Est.	Bridgend	CF31 3TP
Mobile Mini UK Limited.	Feabrex Limited.	Albion Parade Gravesend Kent	London	DA12 2RU
Mobile Mini Canada ULC	1351725 Alberta Limited	7717 84th Street SE	Calgary	T2C 4Y1
Mobile Mini Canada ULC	Hall’s Appraisal, LIMITED	5420 1A Street SE	Calgary	T2G 4S7
Mobile Mini Canada ULC	ENMAX Power Corporation	4000 11th Street SE	Calgary	T2G 3H1
Mobile Mini Canada ULC	Frontier, Inc.	5925 94 Avenue SE	Calgary	T2C 3Z3

Operating Leases:

Lessee	Lessor	Property Covered	Lease Type
Mobile Mini, Inc.	National City Commerce Note #71961000	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	National City Commerce Note #729370000	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-010	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-011	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-012	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-013	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-014	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-015	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-016	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-017	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-018	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-019	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-020	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-021	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-022	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-023	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease

Lessee	Lessor	Property Covered	Lease Type
Mobile Mini, Inc.	Bank of America Note# 40894-11500-024	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-025	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-026	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-027	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-028	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-029	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-030	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-031	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-031	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-032	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-033	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-034	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-035	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-036	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-037	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-038	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-039	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease

Lessee	Lessor	Property Covered	Lease Type
Mobile Mini, Inc.	Bank of America Note# 40894-11500-040	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Bank of America Note# 40894-11500-041	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini, Inc.	Ryder	Trucks, Tractors, and miscellaneous vehicle accessories	Operating Lease
Mobile Mini UK Limited	BOS secondary	Truck	Operating Lease
Mobile Mini UK Limited	Capital Asset finance	Copier	Operating Lease
Mobile Mini UK Limited	GE Capital Equipment Solutions	Forklifts	Operating Lease
Mobile Mini UK Limited	ING Lease (UK) limited	Other	Operating Lease
Mobile Mini UK Limited	Lex Vehicle Leasing	Cars and vans	Operating Lease
Mobile Mini UK Limited	Neopost Finance Limited	Other	Operating Lease
Mobile Mini UK Limited	Pitney Bowes Finance PLC	Other	Operating Lease
Mobile Mini UK Limited	Siemens	Other	Operating Lease
Mobile Mini UK Limited	Technocopy	Copier	Operating Lease

Schedule 8.23

ERISA Plans

Mobile Mini, Inc. and its Subsidiaries have no pension plans; Mobile Mini, Inc. has the following Plans for its employees and employees of its Subsidiaries:

•	Mobile Mini, Inc. Profit Sharing Plan and Trust, Plan Number 001

•	Mobile Mini, Inc. Benefit Plan, Plan Number 501

No Subsidiary maintains a separate benefit plan for its employees.

Schedule 8.24

Business Relationships

None.

Schedule 8.30

Continuing Indebtedness

Borrower	Lender	Debt Instrument	Amount ($) As of 12/31/2011	Maturity
Mobile Mini, Inc	Various	6.875% Senior Notes (150,000,000)	150,000,000	5/1/2015
Mobile Mini, Inc	Various	7.875% Senior Notes (200,000,000)	200,000,000	12/1/2020
Mobile Mini, Inc	Various	Senior Note Discounts	-282,500
Mobile Mini, Inc	AFCO	Insurance Financing	315,955	7/30/2012

Schedule 8.31

Insurance

Mobile Mini, Inc.: See attached Schedule of Insurance

Mobile Mini UK Limited:

Policy Term	Type	Policy	Insurance Company	Amount Insured	Deductible
01/05/2011-30/04/2012	Commercial Combined	[****]	RSA

[****] Increased Cost of Working (property damage)

[****] Rent Payable

[****] Employer’s Liability

[****] Buildings (inc. tenant’s improvements)

[****] Contents Owned

[****] Container Stock Average

[****] Containers used for on-site storage

[****] Plant, machinery and all other contents.

[****] Excess Limit on each claim for Material Damage

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

Policy Term	Type	Policy	Insurance Company	Amount Insured	Deductible
01/10/2011-01/10/2012	Global Foreign Liability including Public and Products Liability	[****]	Insurance Co. of State of Pennsylvania	[****] Master Control Aggregate [****] General Aggregate [****] Products/ Completed Operations Aggregate [****] Personal and Advertising Injury [****] Each Occurrence [****] Damage to Rented Premises
01/10/2011-01/10/2012	Global Umbrella Liability	[****]	Liberty Insurance Underwriters	[****] Per Occurrence [****] General Aggregate [****] Products/Completed Operations Aggregate
01/06/2011-30/02/2012	Motor Fleet	[****]	Chartis

Comprehensive including windscreen

Third Party Only cover in respect of Fork Lift Trucks

[****] Personal Effects Limit

[****] Accidental Damage Limit for private cars

[****] Accidental Damage Limit for other vehicles

[****] Loss of Keys Limit

Excess [****]

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

Policy Term	Type	Policy	Insurance Company	Amount Insured	Deductible
01/05/2011-30/04/2012	Contractors Combined	[****]	RSA	Contract works [****] limit. Own plant [****] limit per item Hired in plant [****] limit per item	[****] excess increasing to [****] for contractors plant
01/05/2011-30/04/2012	Computer	[****]	RSA	Premises based equipment [****] Portable items [****] Loss of income [****]
01/05/2011-30/04/2012	Marine	[****]	RSA	Transits UK-UK, UK-Eire, UK-Netherlands Limit [****]	[****] excess
01/05/2011-30/04/2012	Warehousekeepers liability	[****]	RSA	RHA/CMR limit [****]	[****] excess
01/10/2011-01/10/2012	Public and Products Liability	[****]	Chartis	The sterling equivalent of [****] combined single limit in respect of all Events happening during any period of insurance.

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

SCHEDULE OF INSURANCE

CLIENT NAME: MOBILE MINI, INC	17- Feb-12

Type of Ins.	Exp. Date	Policy No.	Insurance Co	Broker	Premium	Limits	Ded	Coverage/Deductible
Auto	10/1/2012	[****]	Travelers	Willis	[****]	[****]	☐	Combined Single Limit
Policy Code:	[****]					[****]	☐	Medical Pay – Per Person
Comments	POLICY					[****]	☐	SIR incl. ALAE exept NY/NJ which include ALAE
Based on 597 Units
	Liability Premium–[****]						☐	PHYSICAL DAMAGE
	Physical Damage Premium– [****]					[****]	☐	Occurrence Limit
	Doesn’t include Surcharges[****]					[****]	☐	Policy Aggregate
						[****]	☐	Medical Payments – Per Person
						[****]	☐	Comprehensive Deductible
						[****]	☐	Collision Deductible
						[****]	☐	APD SIR including ALAE
Auto –Canada – Liability	10/1/2012	[****]	Travelers	Willis	[****]	[****]	☐	Combined Single Limit
Policy Code:	[****]
Comments	POLICY
Based on 10 Units

Auto – Canada – Physical Damage	10/1/2012	[****]	St. Paul Fire & Marine Insurance Company	Willis	[****]	[****]	☐	Comprehensive / Collision Deductible
Policy Code:	[****]
Comments	POLICY
Based on 10 Units

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

SCHEDULE OF INSURANCE

CLIENT NAME: MOBILE MINI, INC	17- Feb-12

Type of Ins.	Exp. Date	Policy No.	Insurance Co	Broker	Premium	Limits	Ded	Coverage/Deductible
Auto – Physical Damage	10/1/2012	[****]	Travelers	Willis	[****]		☐
Policy Code:	[****]
Comments	POLICY

Boiler & Machinery	10/1/2012	[****]	C N A	USI	[****]	[****]	☐	Aggregate
Policy Code:	[****]					[****]	☐	BI/EE
Comments	Policy					[****]	☐	Expediting Expense
	Joint Loss Agreement included					[****]	☐	Hazardous Substances
						[****]	☐	Electronic Data & media (PD & BI)
						[****]	☐	Ordiance or Law
						[****]	☐	Contingent BI
						[****]	☐	Limited Coverage for fungus, Dry Rot, Wet Rot or Bacteria
						[****]	☐	Utility Interruption
						[****]	☐	Consequential Loss
						[****]	☐	Ammonia Contamination
						[****]	☐	Water Damage
						[****]	☐	Extended Period of Restoration
						[****]	☐	Newly Acquired Locations –PD & BI
							☐	DEDUCTIBLES
						[****]	☐	Equipment Breakdwon
						[****]	☐	BI / EE
						[****]	☐	Contingent BI
						[****]	☐	Service Interruption

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

SCHEDULE OF INSURANCE

CLIENT NAME: MOBILE MINI, INC	17- Feb-12

Type of Ins.	Exp. Date	Policy No.	Insurance Co	Broker	Premium	Limits	Ded	Coverage/Deductible
Crime	10/1/2012	[****]	Travelers	Willis	[****]	[****]	☐	Employee Theft
Policy Code:	[****]					[****]	☐	ERISA Theft
Comments	BINDER					[****]	☐	Forgery & Alteration
						[****]	☐	On Premises Theft
						[****]	☐	In Transit Theft
						[****]	☐	Money Orders & Counterfeit
						[****]	☐	Computer Fraud
						[****]	☐	Computer Program & EDR
						[****]	☐	Funds Transfer Fraud
						[****]	☐	Personal Accounts Protection
						[****]	☐	Claim Expense
							☐	DEDUCTIBLES
						[****]	☐	All Other Perils
						[****]	☐	ERISA
						[****]	☐	Personal Accounts Protection
D&O	8/1/2012	[****]	Berkley Insurance Co.	Woodruff-Sawyer	[****]	[****]	☐	Per Claim
Policy Code:	[****]					[****]	☐	Aggregate
Comments	Policy					[****]	☐	Shareholder Derivative Demand – Inv. Costs
						[****]	☐	Corporate Indemnification Other than Security Claims
						[****]	☐	Securities Claims
						[****]	☐	Prior & Pending Date
D&O – Excess Side A DIC	8/1/2012	[****]	Hudson Insurance Co.	Woodruff-Sawyer	[****]	[****]	☐	Side A DIC X [****]
Policy Code:	[****]
Comments	Policy

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

SCHEDULE OF INSURANCE

CLIENT NAME: MOBILE MINI, INC	17- Feb-12

Type of Ins.	Exp. Date	Policy No.	Insurance Co	Broker	Premium	Limits	Ded	Coverage/Deductible
D&O/E&O – XS 1st Layer	8/1/2012 [****]	[****]	Liberty Mutual	Woodruff-Sawyer	[****]	[****]	☐	Excess [****]
Policy Code:	Policy
Comments	TRIA included

D&O/E&O – XS 2nd Layer	8/1/2012	[****]	Great American	Woodruff-Sawyer	[****]	[****]	☐	Excess [****]
Policy Code:	[****]
Comments	Policy

Fiduciary	10/1/2012	[****]	US Specialty	AmWins	[****]	[****]	☐	Fiduciary Liability –Aggregate
Policy Code:	[****]						☐	Retention
Comments	Policy					[****]	☐	Corporate
	Premium Included TRIA						☐	Retro Date – 8/1/04
Extended Rep. Period – 1 year 75% per AmWins

General Liability	10/1/2012	[****]	Travelers	Willis	[****]	[****]	☐	Per Occurrence
Policy Code:	[****]					[****]	☐	Per Location Aggregate
Comments	Binder					[****]	☐	Products/Completed Operations
	Based on estimated sales of [****]					[****]	☐	General Aggregate
	Doesn’t include Surcharge [****]					[****]	☐	SIR including ALAE Exp
						[****]	☐	Employee Benefits
						[****]	☐	Total Aggregate
						[****]	☐	Personal & Advertising
						[****]	☐	Fire Damage

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

SCHEDULE OF INSURANCE

CLIENT NAME: MOBILE MINI, INC	17- Feb-12

Type of Ins.	Exp. Date	Policy No.		Insurance Co	Broker	Premium		Limits		Ded	Coverage/Deductible
General Liability – CANADA	10/1/2012	[****	]	Travelers	Willis	[****	]	[****	]	☐	Per Location Aggregate
Policy Code:	[****]							[****	]	☐	Employers Liability – Canada
Comments	POLICY							[****	]	☐	Each Occurrence
	Based on estimates sales of [****]							[****	]	☐	Personal & Advertising
								[****	]	☐	Damage to Premises
								[****	]	☐	Employee Benefits
								[****	]	☐	Products/Completed Operations
								[****	]	☐	General Aggregate
								[****	]	☐	SIR including ALAE Exp
								[****	]	☐	Total Aggregate
								[****	]	☐	Non Owned Auto

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

SCHEDULE OF INSURANCE

CLIENT NAME: MOBILE MINI, INC	17- Feb-12

Type of Ins.	Exp. Date	Policy No.		Insurance Co	Broker	Premium		Limits		Ded	Coverage/Deductible
International Package	10/1/2012	[****	]	Chartis	Willis	[****	]			☐	GENERAL LIABILITY
Policy Code:	[****]							[****	]	☐	Program Aggregate
Comments	POLICY							[****	]	☐	General Aggregate
	Premium includes Fees & Taxes							[****	]	☐	Products/Completed Operations
	Premium includes Locally Admitted GL for UK							[****	]	☐	Each Occurrence
								[****	]	☐	Damage to Premises Rented to You
								[****	]	☐	Medical Expense
								[****	]	☐	Employee Benefits – 1,000 Deductible
										☐	NON-OWNED & HIRED AUTO & OWNED
								[****	]	☐	Any One Accident
								[****	]	☐	Medical Expense
										☐	VOLUNTARY COMP & EL
								[****	]	☐	Employer’s Liability
								[****	]	☐	Repatriation
										☐	Includes US, Canadian, 3rd Country National and Local Hire
										☐	FOREIGN TRAVEL ACCIDENT & SICKNESS
								[****	]	☐	AD&D
								[****	]	☐	Aggregate
								[****	]	☐	Medical Expense - [****] Deductible
								[****	]	☐	Medical Evacuation
								[****	]	☐	Emergency Family Travel
								[****	]	☐	Repatriation of Remains Each Person
								[****	]	☐	Repatriation of Remains Aggregate
										☐	KIDNAP & RANSOM
								[****	]	☐	Each Event
								[****	]	☐	Ransom Monies
								[****	]	☐	In Transit / Delivery
								[****	]	☐	Expenses
								[****	]	☐	Consultant Expenses

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

SCHEDULE OF INSURANCE

CLIENT NAME: MOBILE MINI, INC	17- Feb-12

Type of Ins.	Exp. Date	Policy No.	Insurance Co	Broker	Premium	Limits	Ded	Coverage/Deductible
						[****]	☐	Judgements, Settlements, Defense
						[****]	☐	Death or Dismemberment Per Person
						[****]	☐	Death or Dismemberment Each Event
						[****]	☐	Aggregate – K&R
						[****]	☐	Deductible

Motor Truck Cargo	10/1/2012	[****]	Chubb	Willis	[****]	[****]	☐	Cargo Legal Liability
Policy Code:	[****]					[****]	☐	Deductible
Comments	Binder					[****]	☐	Earned Freight
	Includes Motor Cargo Carrier End. For AZ					[****]	☐	Pollutant Clean-up or Removal

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

SCHEDULE OF INSURANCE

CLIENT NAME: MOBILE MINI, INC	17- Feb-12

Type of Ins.	Exp. Date	Policy No.	Insurance Co	Broker	Premium	Limits	Ded	Coverage/Deductible
Property	10/1/2012	[****]	XL	USI	[****]	[****]	☐	Aggregate
Policy Code:	[****]						☐	Scheduld Locations at [****] and [****]
Comments	Binder					[****]	☐	11755 N. Maricapa Ave
						[****]	☐	2660 N. Locust Ave, Rialto & all other Rialto
						[****]	☐	7420 Skyrene Road, Tempe, AZ
						[****]	☐	340 Ralph Road, 3550 Duncanville, 3711 Oates Road, 3848/3825 S. 36th Street, 5930 Winfield Road, 6770 N. Hollywood, Bartow Airport and #180
						[****]	☐	Covered Property in Transit
						[****]	☐	Unnamed Location
						[****]	☐	Business Income
						[****]	☐	Extra Expense
						[****]	☐	Newly Acquired Locations (and BPP)
						[****]	☐	Ordiance or Law B&C
						[****]	☐	One Occurrence
						[****]	☐	Annual Aggregate Flood and Earthquake
						[****]	☐	CA Earthquake
						[****]	☐	Errors and Omissions
						[****]	☐	Service (Utility) Interruption
						[****]	☐	Contingent BI
						[****]	☐	Leasehold Interest
						[****]	☐	Accounts Receivable
						[****]	☐	Valuable Papers & Records
						[****]	☐	Outdoor Signs
						[****]	☐	Glass - [****] / Plate
						[****]	☐	Fine Arts
						[****]	☐	Outdoor Property - [****] / Tree / Shrub
						[****]	☐	Employee Personal Effects
						[****]	☐	Per Employee
						[****]	☐	Property of Others
						[****]	☐	Electronic Data Processing Equipment
						[****]	☐	Property Off-Premises

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

SCHEDULE OF INSURANCE

CLIENT NAME: MOBILE MINI, INC	17- Feb-12

Type of Ins.	Exp. Date	Policy No.	Insurance Co	Broker	Premium	Limits	Ded	Coverage/Deductible
						[****]	☐	Back Up Sewers and Drains
						[****]	☐	Pollution Clean Up
						[****]	☐	Debris Removal
						[****]	☐	Fire Dept Charges
						[****]	☐	Employee Theft
						[****]	☐	Money & Securities on Premises
						[****]	☐	Money & Securities off Premises
						[****]	☐	Debris Removal
							☐	DEDUCTIBLES
						[****]	☐	AOP
						[****]	☐	Earthquake
						[****]	☐	Flood
						[****]	☐	Named Windstorm
						[****]	☐	Business Income
Umbrella	10/1/2012	[****]	Liberty International	Willis	[****]	[****]	☐	Each OCC
Policy Code:	[****]					[****]	☐	Aggregate
Comments	Binder					[****]	☐	Product / Comp OP Aaggregate
						[****]	☐	S.I.R.

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

SCHEDULE OF INSURANCE

CLIENT NAME: MOBILE MINI, INC	17- Feb-12

Type of Ins.	Exp. Date	Policy No.	Insurance Co	Broker	Premium	Limits	Ded	Coverage/Deductible
Workers Compensation – Deductible	10/1/2012	[****]	Travelers	Willis	[****]	[****]	☐	Bodily Injury Per Person
Policy Code:	[****]					[****]	☐	Bodily Injury Per Accident
Comments	POLICY					[****]	☐	Bodily Injury Policy Limit
	Premium doesn’t Include Assessments or Surcharges					[****]	☐	Deductible
	[****]					[****]	☐	Repatriation – Each Employee
	Payroll [****]					[****]	☐	Maximum Loss Content
Worker’s Compensation – Retro	10/1/2012	[****]	Travelers	Willis	[****]	[****]	☐	Bodily Injury Per Person
Policy Code:	[****]					[****]	☐	Bodily Injury Per Accident
Comments	POLICY					[****]	☐	Bodily Injury Policy Limit
	Payroll Retrospective States (MA, WI) [****]					[****]	☐	Repatriation – Each Employee

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

SCHEDULE OF INSURANCE

CLIENT NAME: MOBILE MINI, INC	17- Feb-12

Type of Ins.	Exp. Date	Policy No.	Insurance Co	Broker	Premium	Limits	Ded	Coverage/Deductible
Computer	5/1/2012	[****]	RSA	Bartlett	[****]	[****]	☐	Premises Based Equipment
Policy Code:	[****]					[****]	☐	Portable Equipment
Comments	Policy

Contractors Combined	5/1/2012	[****]	Allianz	Bartlett	[****]		☐	LOSS OR DAMAGE TO MACHINERY
Policy Code:	[****]					[****]	☐	Per Occurrence & Aggregate
Comments	Policy						☐	LEGAL LIABILITY FOR HIRED MACHINERY
						[****]	☐	Per Occurrence & Aggregate
						[****]	☐	Deductible
Employers Liability	6/1/2012	[****]	Chartis	Bartlett	[****]	[****]	☐	Any One Occurrence
Policy Code:	[****]						☐	Estimated Payroll: [****]
Comments	Policy

Haulers Liability	5/1/2012	[****]	RSA	Bartlett	[****]	[****]	☐	Per Occurrence
Policy Code:	[****]					[****]	☐	Deductible
Comments	Policy

Inspection Service	5/1/2012	[****]	Allianz	Bartlett	[****]		☐	Inspection Service as required and issuance of reports to comply with statutory requirements

Policy Code:	[****]					[****]	☐	Own surrounding Property
Comments	Policy					[****]	☐	Sudden & Unforseen Damage
						[****]	☐	Fragmentation

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

SCHEDULE OF INSURANCE

CLIENT NAME: MOBILE MINI, INC	17- Feb-12

Type of Ins.	Exp. Date	Policy No.	Insurance Co	Broker	Premium	Limits	Ded	Coverage/Deductible
Marine Transit	5/1/2012	[****]	RSA	Bartlett	[****]	[****]	☐	Any One Load
Policy Code:	[****]					[****]	☐	Any One Event
Comments	Policy					[****]	☐	Deductible

Motor Fleet	6/1/2012	[****]	Chartis	Bartlett	[****]	[****]	☐	Comprehensive Deductible
Policy Code:	[****]
Comments	Policy 155 Vehicles

Personal Accident	5/1/2012	[****]	ACE	Bartlett	[****]	[****]	☐	Personal Liability
Policy Code:	[****]					[****]	☐	Personal Accident
Comments	Policy

Property	5/1/2012	[****]	RSA	Bartlett	[****]	[****]	☐	Additional Metered Water Charges
Policy Code:	[****]					[****]	☐	Exhibition Extension
Comments	Policy					[****]	☐	BI – Denial of Access
						[****]	☐	Failure to Supply
						[****]	☐	Fines & Damages
						[****]	☐	Group Interdepenancy
						[****]	☐	Infectious Diseases

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

Schedule 8.32

Plans; Existing Indebtedness Agreements

Plans:

Mobile Mini, Inc. has the following Plans for its employees and employees of its Subsidiaries:

•	Mobile Mini, Inc. Profit Sharing Plan and Trust, Plan Number 001

•	Mobile Mini, Inc. Benefit Plan, Plan Number 501

Existing Indebtedness Agreements:

None.

Schedule 10.02

Liens

DEBTOR	JURISDICTION	SECURED PARTY	LIEN TYPE	FILING INFO	COLLATERAL DESCRIPTION
Mobile Storage Group, Inc. 1015 Old Trail Rd. Etters, PA 17319	Delaware Secretary of State	De Lage Landen Financial Services, Inc. 1111 Old Eagle School Rd Wayne, PA 19087	UCC / Federal Tax Liens	2007 0743137 Filed: 2-27-07	Leased equipment – Doosan D80S
Mobile Storage Group, Inc. 108 Newbury Port Turnpike Newbury, MA 01951	Delaware Secretary of State	De Lage Landen Financial Services, Inc. 1111 Old Eagle School Rd Wayne, PA 19087	UCC / Federal Tax Liens	2007 0743145 Filed: 2-27-07	Leased equipment – Doosan D100
Mobile Storage Group, Inc. 945 F St. West Sacramento, CA 95605	Delaware Secretary of State	De Lage Landen Financial Services, Inc. 1111 Old Eagle School Rd Wayne, PA 19087	UCC / Federal Tax Liens	2007 1904761 Filed: 5-21-07	Leased equipment – Doosan D110
Mobile Storage Group, Inc. 2010 Stonehurst Dr Rialto, CA 92377	Delaware Secretary of State	De Lage Landen Financial Services, Inc. 1111 Old Eagle School Rd Wayne, PA 19087	UCC / Federal Tax Liens	2007 1904787 Filed: 5-21-07	Leased equipment – Doosan D110
Mobile Storage Group, Inc. 2508 E. Brundage Ln Ste A Bakersfield, CA 93307	Delaware Secretary of State	De Lage Landen Financial Services, Inc. 1111 Old Eagle School Rd Wayne, PA 19087	UCC / Federal Tax Liens	2007 1904803 Filed: 5-21-07	Leased equipment – Doosan D110
Mobile Storage Group, Inc. 3801 118th Ave N Clearwater, FL 33762	Delaware Secretary of State	De Lage Landen Financial Services, Inc. 1111 Old Eagle School Rd Wayne, PA 19087	UCC / Federal Tax Liens	2007 2058344 Filed: 6-1-07	Leased equipment – Doosan D110

DEBTOR	JURISDICTION	SECURED PARTY	LIEN TYPE	FILING INFO	COLLATERAL DESCRIPTION
Mobile Storage Group, Inc. 701 Pittman Rd Baltimore, MD 21226	Delaware Secretary of State	De Lage Landen Financial Services, Inc. 1111 Old Eagle School Rd Wayne, PA 19087	UCC / Federal Tax Liens	2007 2058351 Filed: 6-1-07	Leased equipment – Doosan D110
Mobile Storage Group, Inc. 500 N. Rock Rd Fort Pierce, FL 34945	Delaware Secretary of State	De Lage Landen Financial Services, Inc. 1111 Old Eagle School Rd Wayne, PA 19087	UCC / Federal Tax Liens	2007 2088655 Filed: 6-5-07	Leased equipment – Doosan D110
Mobile Storage Group, Inc. 11042 S Hwy 287 Rhome, TX 76078	Delaware Secretary of State	De Lage Landen Financial Services, Inc. 1111 Old Eagle School Rd Wayne, PA 19087	UCC / Federal Tax Liens	2007 2088663 Filed: 6-5-07	Leased equipment – Doosan D110
Mobile Storage Group, Inc. 12905 NW 32nd Ave. Opa Locka, FL 33054	Delaware Secretary of State	De Lage Landen Financial Services, Inc. 1111 Old Eagle School Rd Wayne, PA 19087	UCC / Federal Tax Liens	2007 2088671 Filed: 6-5-07	Leased equipment – Doosan D110
Mobile Storage Group, Inc. 1015 Old Trail Rd Etters, PA 17319	Delaware Secretary of State	De Lage Landen Financial Services, Inc. 1111 Old Eagle School Rd Wayne, PA 19087	UCC / Federal Tax Liens	2007 2088689 Filed: 6-5-07	Leased equipment – Doosan D110
Mobile Storage Group, Inc. 108 Newbury Port Turnpike Newbury, MA 01951	Delaware Secretary of State	De Lage Landen Financial Services, Inc. 1111 Old Eagle School Rd Wayne, PA 19087	UCC / Federal Tax Liens	2007 2088697 Filed: 6-5-07	Leased equipment – Doosan D110
Mobile Storage Group, Inc. 1465 E 130th St Chicago, IL 60633	Delaware Secretary of State	De Lage Landen Financial Services, Inc. 1111 Old Eagle School Rd Wayne, PA 19087	UCC / Federal Tax Liens	2007 2349784 Filed: 6-21-07	Leased equipment – Doosan D110

DEBTOR	JURISDICTION	SECURED PARTY	LIEN TYPE	FILING INFO	COLLATERAL DESCRIPTION
Mobile Storage Group, Inc. 7590 North Glenoaks Blvd. Burbank, CA 91504	Delaware Secretary of State	National City Commercial Capital Company, LLC 995 Dalton Ave. Cincinnati, OH 45203	UCC / Federal Tax Liens	2007 3462941 Filed: 9-12-07	Leased equipment pursuant to Rental Schedule #99617000 to Master Lease Agmt dtd 8-1-07
Mobile Storage Group, Inc. 7590 North Glenoaks Blvd. Burbank, CA 91504	Delaware Secretary of State	National City Commercial Capital Company, LLC 995 Dalton Ave. Cincinnati, OH 45203	UCC / Federal Tax Liens	2007 4309489 Filed: 11-13-07	Leased equipment – forklifts
Mobile Storage Group, Inc. 700 N. Brand Blvd 10th flr Glendale, CA 91203	Delaware Secretary of State	National City Commercial Capital Company, LLC 995 Dalton Ave. Cincinnati, OH 45203	UCC / Federal Tax Liens	2008 0373892 Filed: 1-31-08	Leased equipment – forklifts
Mobile Storage Group, Inc. 7590 North Glenoaks Blvd. Burbank, CA 91504	Delaware Secretary of State	National City Commercial Capital Company, LLC 995 Dalton Ave. Cincinnati, OH 45203	UCC / Federal Tax Liens	2008 0428985 Filed: 2-5-08	Leased equipment – forklifts
Mobile Storage Group, Inc. 7590 North Glenoaks Blvd. Burbank, CA 91504	Delaware Secretary of State	National City Commercial Capital Company, LLC 995 Dalton Ave. Cincinnati, OH 45203	UCC / Federal Tax Liens	2008 0727279 Filed: 2-28-08	Leased equipment – forklifts
Mobile Storage Group, Inc. 7590 North Glenoaks Blvd. Burbank, CA 91504	Delaware Secretary of State	National City Commercial Capital Company, LLC 995 Dalton Ave. Cincinnati, OH 45203	UCC / Federal Tax Liens	2008 1385143 Filed: 4-21-08	Leased equipment –forklifts, freightliners, etc.
Mobile Mini, Inc. 7420 South Kyrene Road, Suite 101 Tempe, AZ 85283	Delaware Secretary of State	Banc One Leasing Corporation 111 Polaris Pkwy., Suite A-3 Columbus, OH 43240	UCC / Federal Tax Liens	11315907 filed: 10-4-01 Continuation: 62448769 Filed: 7-17-06	Equipment lease #1000111632; tiltbeds, etc.

DEBTOR	JURISDICTION	SECURED PARTY	LIEN TYPE	FILING INFO	COLLATERAL DESCRIPTION
Mobile Mini, Inc. 7420 South Kyrene Road, Suite 101 Tempe, AZ 85283	Delaware Secretary of State	Banc One Leasing Corporation 111 Polaris Pkwy., Suite A-3 Columbus, OH 43240	UCC / Federal Tax Liens	11412142 filed: 10-16-01 Amendment 11750046 filed: 11-20-01 Amendment: 11750087 filed: 11-20-01 Continuation: 63233046 Filed: 8-29-06	Equipment lease #1000111771l; forklifts Additional forklift s/n listed Additional forklift s/n listed
Mobile Mini, Inc. 7420 South Kyrene Road Tempe, AZ 85283	Delaware Secretary of State	Banc One Leasing Corporation 1111 Polaris Pkwy, Suite A-3 Columbus, OH 43240	UCC / Federal Tax Liens	20789630 filed: 12-17-01 Continuation: 64136115 Filed: 11-28-06	Equipment lease: 1000112220, 1000112220
Mobile Mini, Inc. 7420 South Kyrene Road Tempe, AZ 85283	Delaware Secretary of State	Fleet Capital Corporation Changed to: Banc of America Leasing & Capital, LLC One Financial Plaza Providence, RI 02903	UCC / Federal Tax Liens	30112840 filed: 12-24-02 Continuation: 73199048 Filed: 8-22-07 Amendment: 73200218 Filed: 8-22-07	Lease schedule no. 35740-00004: Four (4) Landoll Trailers

DEBTOR	JURISDICTION	SECURED PARTY	LIEN TYPE	FILING INFO	COLLATERAL DESCRIPTION
Mobile Mini, Inc. 7420 South Kyrene Road Tempe, AZ 85283	Delaware Secretary of State	Fleet Capital Corporation One Financial Plaza, 5th floor Providence, RI 02903	UCC / Federal Tax Liens	30112873 filed: 12-24-02 Continuation: 73197885 Filed: 8-22-07 Amendment: 73200283 Filed: 8-22-07	Lease schedule no. 35740-00002: 17 Freightliners & 6 Freightlines w/tilt beds
Mobile Mini, Inc. 7020 Old Katy Rd. Houston, TX 77024	Delaware Secretary of State	Banc One Leasing Corporation 1111 Polaris Parkway Suite A3 Columbus, OH 43240	UCC / Federal Tax Liens	41560491 Filed: 5-18-04 Continuation: 2009 1225355 Filed: 4-17-09	Tiltbed for truck
Mobile Mini, Inc. 7020 Old Katy Rd. Houston, TX 77024	Delaware Secretary of State	Banc One Leasing Corporation 1111 Polaris Parkway Suite A3 Columbus, OH 43240	UCC / Federal Tax Liens	42003863 Filed: 7-16-04 Continuation: 2009 1716965 Filed: 6-1-09	Equipment – tiltbed and freightliner trucks, etc.
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	National City Commercial Capital Corporation 995 Dalton Ave Cincinnati, OH 45203	UCC / Federal Tax Liens	61644293 Filed: 5-15-06 Continuation: 2011 2473068 Filed: 4-20-11	Leased equipment – freightliner tractors, etc.

DEBTOR	JURISDICTION	SECURED PARTY	LIEN TYPE	FILING INFO	COLLATERAL DESCRIPTION
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	Banc of America Leasing & Capital, LLC One Financial Plaza Providence, RI 02903	UCC / Federal Tax Liens	73483939 Filed: 9-14-07	Leased equipment – freightliner tractors, etc.
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	Banc of America Leasing & Capital, LLC 2059 Northlake Parkway 4 South Tucker, GA 30084	UCC / Federal Tax Liens	73646097 Filed: 9-27-07	Leased equipment – freightliner trucks, etc.
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	Banc of America Leasing & Capital, LLC 2059 Northlake Parkway 4 South Tucker, GA 30084	UCC / Federal Tax Liens	2008 1054962 Filed: 3-26-08	Leased equipment – freightliner trucks, etc.
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	Banc of America Leasing & Capital, LLC 2059 Northlake Parkway 4 South Tucker, GA 30084	UCC / Federal Tax Liens	2008 1055530 Filed: 3-26-08	Leased equipment – freightliner trucks, etc.
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	Banc of America Leasing & Capital, LLC 2059 Northlake Parkway 4 South Tucker, GA 30084	UCC / Federal Tax Liens	2008 1594967 Filed: 5-8-08 Amendment: 2008 2230819 Filed: 6-30-08	Leased equipment – forklifts, etc. Amendment restates collateral which remains forklifts, etc.
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	Banc of America Leasing & Capital, LLC 2059 Northlake Parkway 4 South Tucker, GA 30084	UCC / Federal Tax Liens	2008 2230793 Filed: 6-30-08	Leased equipment – forklifts, etc.

DEBTOR	JURISDICTION	SECURED PARTY	LIEN TYPE	FILING INFO	COLLATERAL DESCRIPTION
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	Banc of America Leasing & Capital, LLC 2059 Northlake Parkway 4 South Tucker, GA 30084	UCC / Federal Tax Liens	2008 2447157 Filed: 7-16-08 Amendment: 2008 3303870 Filed: 9-30-08	Leased equipment – forklifts, etc. Amendment restates collateral which remains forklifts, etc.
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	Banc of America Leasing & Capital, LLC 2059 Northlake Parkway 4 South Tucker, GA 30084	UCC / Federal Tax Liens	2008 3554449 Filed: 10-22-08 Amendment: 2008 4252027 Filed: 12-22-08	Leased equipment – forklifts, etc. Amendment restates collateral which remains forklifts, etc.
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	Banc of America Leasing & Capital, LLC 2059 Northlake Parkway 4 South Tucker, GA 30084	UCC / Federal Tax Liens	2009 2226238 Filed: 7-10-09	Leased equipment – forklifts, etc.
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	De Lage Landen Financial Services, Inc. 1111 Old Eagle School Road Wayne, PA 19087	UCC / Federal Tax Liens	2010 326794 Filed: 9-23-10 Amendment: 2010 4352799 Filed: 12-9-10	Leased Storage Area Network Hardware system, etc. Amendment restates collateral which remains leased Storage Area Network Hardware system, etc.

DEBTOR	JURISDICTION	SECURED PARTY	LIEN TYPE	FILING INFO	COLLATERAL DESCRIPTION
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	Banc of America Leasing & Capital, LLC 2059 Northlake Parkway 4 South Tucker, GA 30084	UCC / Federal Tax Liens	2011 3782888 Filed: 10-3-11	Leased equipment – forklifts, etc.
Mobile Mini, Inc. 7420 Kyrene Rd., Ste 101 Tempe, AZ 85283	Delaware Secretary of State	Bank of the West Assigned to: Bank of Cape Cod 232 Main Street Hyannis. MA 02601	UCC / Federal Tax Liens	2011 4009406 Filed: 10-18-11 Assignment: 2011 4012939 Filed:10-18-11 Amendment: 2012 0382749 Filed: 1-31-12	VMWare, Communications Gear and related equipment Amendment revises secured party name that was misspelled in the Assignment

Intellectual Property Liens – None.

Real Estate Liens – None.

Schedule 10.05

Indebtedness

None.

Schedule 10.07

Deposits with Financial Institutions

Collection Accounts
Grantor	Type of Account	Account Number	Average Daily Balance (if zero balance account, please so indicate)		Name of Financial Institution
Mobile Mini, Inc.	Master Depository Lockbox	[****]	$	[****]	J.P. Morgan Chase
Mobile Mini, Inc.	Master Operating	[****]		[****]	Bank of America
Mobile Mini UK Limited		[****]		[****]	Natwest Bank (Royal Bank of Scotland Plc)

Concentration Accounts
Grantor	Type of Account	Account Number	Average Daily Balance (if zero balance account, please so indicate)		Name of Financial Institution
Mobile Mini, Inc.	Blocked Depository	[****]	$	[****]	Bank of America
Mobile Mini, Inc.	Master Operating	[****]	$	[****]	CIBC Bank // Swept Mo.
Mobile Mini, Inc.	Master Operating	[****]	$	[****]	CIBC Bank

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

Disbursement Accounts
Grantor	Type of Account	Account Number	Average Daily Balance (if zero balance account, please so indicate)		Name of Financial Institution
Mobile Mini, Inc.	A/P Disbursement	[****]		[****]	Bank of America
Mobile Mini, Inc.	Control Disbursement	[****]		[****]	Bank of America
Mobile Mini UK Limited		[****]		[****]	Bank of America NA

Designated Petty Cash Accounts
Grantor	Type of Account	Account Number	Average Daily Balance (if zero balance account, please so indicate)		Name of Financial Institution
Mobile Mini, Inc.	General Acct. FEES only	[****]	$	[****]	J.P. Morgan Chase

Designated Payroll Accounts:
Grantor	Type of Account	Account Number	Average Daily Balance (if zero balance account, please so indicate)		Name of Financial Institution
Mobile Mini, Inc.	Payroll – AZ	[****]	$	[****]	J.P. Morgan Chase
Mobile Mini, Inc.	Payroll – TX	[****]	$	[****]	J.P. Morgan Chase
Mobile Mini, Inc.	Payroll – FSA	[****]	$	[****]	J.P. Morgan Chase
Mobile Mini, Inc.	Payroll – CA	[****]	$	[****]	Bank of America

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

Other:
Grantor	Type of Account	Account Number	Average Daily Balance (if zero balance account, please so indicate)		Name of Financial Institution
Mobile Mini, Inc.	United Healthcare	[****]	$	[****]	Bank of America
Mobile Mini, Inc.	Metlife	[****]	$	[****]	J.P. Morgan Chase

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

Schedule 10.08

Transactions with Affiliates

None.

Schedule 10.12

Operating Leases

US:

Lessee	Lessor	Property Covered	Monthly Payment	VIN Number
Mobile Mini, Inc.	National City Commerce Note [****]	Trucks, Tractors, and miscellaneous vehicle accessories	$5,465.47	[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
Mobile Mini, Inc.	National City Commerce Note [****]	Trucks, Tractors, and miscellaneous vehicle accessories	$4,242.80	[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

Lessee	Lessor	Property Covered	Monthly Payment	VIN Number
Mobile Mini, Inc.	Bank of America Note [****]	Trucks, Tractors, and miscellaneous vehicle accessories	$2,242.53	[****]
				[****]
Mobile Mini, Inc.	Bank of America Note [****]	Trucks, Tractors, and miscellaneous vehicle accessories	$5,315.40	[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
Mobile Mini, Inc.	Bank of America Note [****]	Trucks, Tractors, and miscellaneous vehicle accessories	$2,048.36	[****]
				[****]
Mobile Mini, Inc.	Bank of America Note [****]	Trucks, Tractors, and miscellaneous vehicle accessories	$5,037.96	[****]
				[****]
				[****]
				[****]
				[****]
Mobile Mini, Inc.	Bank of America Note [****]	Trucks, Tractors, and miscellaneous vehicle accessories	$5,245.75	[****]
				[****]
				[****]
				[****]
				[****]

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

Lessee	Lessor	Property Covered	Monthly Payment	VIN Number
Mobile Mini, Inc.	Bank of America Note [****]	Trucks, Tractors, and miscellaneous vehicle accessories	$997.91	[****]
Mobile Mini, Inc.	Bank of America Note [****]	Trucks, Tractors, and miscellaneous vehicle accessories	$3,748.36	[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
Mobile Mini, Inc.	Bank of America Note [****]	Trucks, Tractors, and miscellaneous vehicle accessories	$1,890.20	[****]
				[****]
				[****]
Mobile Mini, Inc.	Bank of America Note [****]	Trucks, Tractors, and miscellaneous vehicle accessories	$3,468.60	[****]
				[****]
				[****]
				[****]
				[****]
Mobile Mini, Inc.	Bank of America Note [****]	Trucks, Tractors, and miscellaneous vehicle accessories	$6,082.68	[****]
				[****]
				[****]
				[****]
				[****]

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

Lessee	Lessor	Property Covered	Monthly Payment	VIN Number
				[****]
Mobile Mini, Inc.	Bank of America Note [****]	Trucks, Tractors, and miscellaneous vehicle accessories	$3,625.70	[****]
				[****]
				[****]
				[****]
				[****]
				[****]
Mobile Mini, Inc.	Bank of America Note [****]	Trucks, Tractors, and miscellaneous vehicle accessories	$2,419.38	[****]
				[****]
Mobile Mini, Inc.	Bank of America Note [****]	Trucks, Tractors, and miscellaneous vehicle accessories	$10,297.90	[****]
				[****]
				[****]
				[****]
				[****]
				[****]
Mobile Mini, Inc.	Bank of America Note [****]	Trucks, Tractors, and miscellaneous vehicle accessories	$2,333.53	[****]
				[****]
Mobile Mini, Inc.	Bank of America Note [****]	Trucks, Tractors, and miscellaneous vehicle accessories	$1,587.73	[****]
				[****]
Mobile Mini, Inc.	Bank of America Note [****]	Trucks, Tractors, and miscellaneous vehicle accessories	$1,290.23	[****]

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

Lessee	Lessor	Property Covered	Monthly Payment	VIN Number
Mobile Mini, Inc.	Bank of America Note [****]	Trucks, Tractors, and miscellaneous vehicle accessories	$5,975.70	[****]
				[****]
				[****]
				[****]
				[****]
Mobile Mini, Inc.	Bank of America Note [****]	Trucks, Tractors, and miscellaneous vehicle accessories	$4,473.10	[****]
				[****]
				[****]
				[****]
Mobile Mini, Inc.	Bank of America Note [****]	Trucks, Tractors, and miscellaneous vehicle accessories	$3,549.70	[****]
				[****]
				[****]
Mobile Mini, Inc.	Bank of America Note [****]	Trucks, Tractors, and miscellaneous vehicle accessories	$1,138.77	[****]
				[****]
Mobile Mini, Inc.	Bank of America Note [****]	Trucks, Tractors, and miscellaneous vehicle accessories	$2,398.61	[****]
				[****]
Mobile Mini, Inc.	Bank of America Note [****]	Trucks, Tractors, and miscellaneous vehicle accessories	$43,919.94	[****]
				[****]
				[****]
				[****]
				[****]

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

Lessee	Lessor	Property Covered	Monthly Payment	VIN Number
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]
[****]

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

Lessee	Lessor	Property Covered	Monthly Payment	VIN Number
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
Mobile Mini, Inc.	Bank of America Note [****]	Trucks, Tractors, and miscellaneous vehicle accessories	$6,262.32	[****]
				[****]
				[****]
				[****]
				[****]
				[****]
Mobile Mini, Inc.	Bank of America Note [****]	Trucks, Tractors, and miscellaneous vehicle accessories	$2,857.54	[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

Lessee	Lessor	Property Covered	Monthly Payment	VIN Number
Mobile Mini, Inc.	Bank of America Note [****]	Trucks, Tractors, and miscellaneous vehicle accessories	$1,692.09	[****]
				[****]
Mobile Mini, Inc.	Bank of America Note [****]	Trucks, Tractors, and miscellaneous vehicle accessories	$2,912.14	[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
Mobile Mini, Inc.	Bank of America Note [****]	Trucks, Tractors, and miscellaneous vehicle accessories	$29,600.88	[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

Lessee	Lessor	Property Covered	Monthly Payment	VIN Number
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
Mobile Mini, Inc.	Bank of America Note [****]	Trucks, Tractors, and miscellaneous vehicle accessories	$5,976.84	[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

Lessee	Lessor	Property Covered	Monthly Payment	VIN Number
Mobile Mini, Inc.	Bank of America Note [****]	Trucks, Tractors, and miscellaneous vehicle accessories	$5,646.66	[****]
				[****]
				[****]
				[****]
Mobile Mini, Inc.	Bank of America Note [****]	Trucks, Tractors, and miscellaneous vehicle accessories	$13,912.63	[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
				[****]
Mobile Mini, Inc.	Bank of America Note [****]	Trucks, Tractors, and miscellaneous vehicle accessories	$423.64	[****]
Mobile Mini, Inc.	Bank of America Note [****]	Trucks, Tractors, and miscellaneous vehicle accessories	$143.77	[****]
Mobile Mini, Inc.	Ryder	Trucks, Tractors, and miscellaneous vehicle accessories	$6,414.40	[****]

UK:

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

Lessee	Lessor		Property Covered	Monthly Payment	VIN Number
Mobile Mini UK Limited	Lex Vehicle Leasing	Car	VW Golf 1.9tdi SE Estate	407.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Car	Mazda 6 2.2d TS2	469.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Car	VW Touran 1.6 tdi	393.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Car	Nissan Qashqai 1.5 Tekna	461.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Car	Mazda 6	419.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Van	Ford Transit	354.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Van	Ford Transit	385.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Car	Ford Ranger tdci	448.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Car	Skoda Octavia HB 2.0	299.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Car	Volvo 2.0D S	413.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Car	Nissan Qashqai 1.5 Dci Tekna	462.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Van	Ford Transit	384.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Van	Ford Transit	384.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Van	Ford Transit	384.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Van	Ford Transit	384.00	[****]

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

Lessee	Lessor		Property Covered	Monthly Payment	VIN Number
Mobile Mini UK Limited	Lex Vehicle Leasing	Van	Ford Transit	432.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Van	Ford Transit	432.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Van	Ford Transit	432.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Van	Ford Transit	432.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Van	Ford Transit	279.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Van	Ford Transit	263.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Car	Ford Ranger tdci Thunder dc 4x4	505.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Van	Ford Transit	376.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Van	Ford Transit	376.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Van	Ford Transit	376.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Car	Seat Leon 2.0 tdi	466.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Van	Ford Transit	418.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Van	Ford Transit	418.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Car	Ford Focus tdci Zetec Climate	376.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Van	Ford Connect	263.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Van	Ford Connect	263.00	[****]

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

Lessee	Lessor		Property Covered	Monthly Payment	VIN Number
Mobile Mini UK Limited	Lex Vehicle Leasing	Van	Ford Transit	370.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Car	Ford Ranger tdci Thunder dc 4x4	412.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Van	Ford Transit	427.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Van	Ford Transit	382.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Van	Ford Transit	376.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Van	Ford Transit	376.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Van	Ford Transit	376.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Van	Ford Transit	376.00	[****]
Mobile Mini UK Limited	BOS secondary	Truck	RIGID FLAT BED	26.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Car	Ford Mondeo 2.0 tdci 130 Zetec	363.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Van	Ford Transit	310.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Van	Ford Transit	385.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Van	Ford Transit	385.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Van	Ford Transit	385.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Van	Ford Transit	261.00	[****]

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

Lessee	Lessor		Property Covered	Monthly Payment	VIN Number
Mobile Mini UK Limited	Lex Vehicle Leasing	Van	Ford Transit	340.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Car	VW Golf 2.0 td hatch	291.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Car	Peugeot 508 2.0 HDi 140	458.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Car	Nissan Qashqai SE 2.0 Dci	419.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Car	Mitsubishi L200 LWB Double Cab 4WD	387.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Car	Audi A3 Sportback 1.9tdi Sp Ed	379.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Car	Mercedes C220 2.1	496.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Car	Nissan Qashqai 1.5 Dci Acente	390.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Car	Vauxhall Astra 1.7 Cdti Ecoflex Es	366.00	[****]
Mobile Mini UK Limited	Lex Vehicle Leasing	Car	Audi A3 Sportback 1.6	400.00	[****]
Mobile Mini UK Limited	ING Lease (UK) limited	Other	CCTV system	56.29
Mobile Mini UK Limited	Neopost Finance Limited	Other	Franking Machine	666.00
Mobile Mini UK Limited	Pitney Bowes Finance PLC	Other	Pitney Bowes Equipment	24.20
Mobile Mini UK Limited	Pitney Bowes Finance PLC	Other	Pitney Bowes Equipment	26.95
Mobile Mini UK Limited	Pitney Bowes Finance PLC	Other	Pitney Bowes Equipment	23.12

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

Lessee	Lessor		Property Covered	Monthly Payment	VIN Number
Mobile Mini UK Limited	Technocopy	Copier	Olivetti D284 digital photocopier	33.50
Mobile Mini UK Limited	GE Capital Equipment Solutions	Forklift	1 x H12.00Xm Med App 2 Stg H12.00 X	1,136.98	[****]
Mobile Mini UK Limited	GE Capital Equipment Solutions	Forklift	H10.00XM G007E02350C	879.69	[****]
Mobile Mini UK Limited	Siemens	Other	Ecomail & Scales	55.66
Mobile Mini UK Limited	Siemens	Other	MyMail	34.31
Mobile Mini UK Limited	Capital Asset finance	Copier	Toshiba G-281	498.00

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

Schedule 10.18

Deposit Accounts

Collection Accounts
Grantor	Type of Account	Account Number	Average Daily Balance (if zero balance account, please so indicate)		Name of Financial Institution
Mobile Mini, Inc.	Master Depository Lockbox	[****]	$	[****]	J.P. Morgan Chase
Mobile Mini, Inc.	Master Operating	[****]		[****]	Bank of America
Mobile Mini UK Limited		[****]		[****]	Natwest Bank (Royal Bank of Scotland Plc)

Concentration Accounts

Grantor	Type of Account	Account Number	Average Daily Balance (if zero balance account, please so indicate)		Name of Financial Institution
Mobile Mini, Inc.	Blocked Depository	[****]	$	[****]	Bank of America
Mobile Mini, Inc.	Master Operating	[****]	$	[****]	CIBC Bank // Swept Mo.
Mobile Mini, Inc.	Master Operating	[****]	$	[****]	CIBC Bank

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

Disbursement Accounts
Grantor	Type of Account	Account Number	Average Daily Balance (if zero balance account, please so indicate)	Name of Financial Institution
Mobile Mini, Inc.	A/P Disbursement	[****]	[****]	Bank of America
Mobile Mini, Inc.	Control Disbursement	[****]	[****]	Bank of America
Mobile Mini UK Limited		[****]	[****]	Bank of America NA

Designated Petty Cash Accounts
Grantor	Type of Account	Account Number	Average Daily Balance (if zero balance account, please so indicate)		Name of Financial Institution
Mobile Mini, Inc.	General Acct. FEES only	[****]	$	[****]	J.P. Morgan Chase

Designated Payroll Accounts:
Grantor	Type of Account	Account Number	Average Daily Balance (if zero balance account, please so indicate)		Name of Financial Institution
Mobile Mini, Inc.	Payroll – AZ	[****]	$	[****]	J.P. Morgan Chase
Mobile Mini, Inc.	Payroll – TX	[****]	$	[****]	J.P. Morgan Chase
Mobile Mini, Inc.	Payroll – FSA	[****]	$	[****]	J.P. Morgan Chase
Mobile Mini, Inc.	Payroll – CA	[****]	$	[****]	Bank of America

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

Other:
Grantor	Type of Account	Account Number	Average Daily Balance (if zero balance account, please so indicate)		Name of Financial Institution
Mobile Mini, Inc.	United Healthcare	[****]	$	[****]	Bank of America
Mobile Mini, Inc.	Metlife	[****]	$	[****]	J.P. Morgan Chase

Foreign Accounts:
Grantor	Type of Account	Account Number	Average Daily Balance (if zero balance account, please so indicate)	Name of Financial Institution
NONE

[****]	Confidential information on this page has been omitted and filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Request.

Schedule 13.03

Lender Addresses

Deutsche Bank AG New York Branch

60 Wall Street, MS NYC60-4305

New York, NY 1005

Marguerite Sutton

Tel: 212-250-6150

Email: marguerite.sutton@db.com

Deutsche Bank AG, Canada Branch

199 Bay Street, Suite 4700, M5L 1E9

Toronto, Canada

Marcellus Leung

Tel: +1(416) 682-8252

Email: marcellus.leung@db.com

Bank of America, N.A.

231 S. LaSalle Street

Chicago, IL 60604

Jason Riley

Tel: 262-207-3305

Email: iason.riley@baml.com

Bank of America, N.A., Canada Branch

200 Front Street West, Suite 2700

Toronto, Ontario, M5V 3L2

Teresa Tsui

Tel: 416-369-2788

Email: Teresa.tsui@baml.com

JPMorgan Chase Bank, N.A.

3 Park Plaza, 9th Floor

Irvine, CA 92614

Jeannette Behm

Tel: 949-471-9888

Email: Jeanette.M.Behm@chase.com

JPMorgan Chase Bank N.A., Toronto Branch

10 S. Dearborn Fir. 07

Chicago, IL 60603

Patricia Barcelona-Schuldt

Tel: 312-385-7015

Email: Patricia.in.barcelona@ipmchase.com

Wells Fargo Capital Finance, LLC

2450 Colorado Avenue Suite 3000W

Santa Monica, CA 90404

Kevin Cox

Tel: 310-453-7397

Email: Kevin.m.cox@wellsfargo.com

Wells Fargo Capital Finance Corporation Canada

40 King Street West Suite 2500

Toronto, ON M5H 3Y2, Canada

Kathryn Scharre

Tel: 310-453-7294

Barclays Bank PLC

745 Seventh Avenue New York, NY 10019

Nicholas Versandi

Tel: 212-526-9799

Email: Nicholas.versandi@barcap.com

SunTrust Bank

200 Crescent Court, Suite 850 Dallas, TX 75201

Nigel Fabien

Tel: 404-588-8052

Email: Nigel.fabien@suntrust.com

Fifth Third Bank

38 Fountain Square Plaza, MD10AT63

Cincinnati, OH 45263

Greg Calhoun

Tel: 513-534-8249

Email: Gregory.calhoun@53.com

Siemens Financial Services, Inc.

170 Wood Avenue South Iselin, NJ 08830

John Finore

Tel: 732-590-6644

Email: iohn.finore@siemens.com

RBS Citizens Business Capital, a division of RBS Asset Finance, Inc., a subsidiary of RBS Citizens, N.A.

100 Galleria Parkway, Suite 1100

Atlanta, Georgia 30339

Patrick Aarons

Tel: 770-988-2980

Email: Patrick.aarons@rbscitizens.com

City National Bank, a National Banking Association

555 S. Flower, 24th Floor

Los Angeles, CA 90071

Robert Yasuda

Tel: 213-673-8810

Email: Robert.yasuda@cnb.com

HSBC Bank USA, N.A.

660 South Figuero Street,

Suite 800 Los Angeles, CA 90017

Steven A. Alves

Tel: 212-525-4821

Email: steven.a.alves@us.hsbc.com

PNC Bank National Association

249 Fifth Avenue

Pittsburg, PA 15222

Kevin J. Gimber

Tel: 626-432-6133

Email: Kevin.gimber@pnc.com

PNC Bank Canada Branch

130 King Street West, Suite 2140

P.O. Box 462. Toronto, ON M5X 1E4

Venetia Mullins-Dortch

Tel: 216-222-8548

Email: venetia.mullins-dortch@pnc.com

Flagstar Bank, FSB

16 Chestnut Street Foxboro, MA 02035

Thomas Bukowski

Tel: 203-269-5382

Email: Thomas.bukowski@flagstar.com

Compass Bank

2850 East Camelback Road, Suite 140 Phoenix, AZ 85016-4311

Nancy Zezza

Tel: 602-778-0782

Email: nancv.zezza@bbvacompass.com

Bank of the West

4400 MacArthur Blvd.

Newport Beach, CA 92660

Cecile Segovia

Tel: 949-797-1961

Email: Cecile.Segovia@bankofthewest.Com

CIT Bank

11 West 42nd Street, 13th Floor

New York, NY 10036

Greg Garbuz

Tel: 972-455-1674

Email: greg.garbuz@cit.com

Israel Discount Bank of New York

511 Fifth Avenue, 14th Floor

New York, NY 10128

Daniel Aviv

Tel: 212-551-8174

Email: daviv@idbny.com

The Northern Trust Company

50 South LaSalle Street, M-27

Chicago, IL 60603

John Lascody

Tel: 312-444-2376

Email: J198@ntrs.com

Union Bank, N.A.

445 S. Figueroa Street

Los Angeles, CA 90071

Gina West

Tel: 213-236-6530

Email: gina.west@unionbank.com

Union Bank, Canada Branch

445 S. Figueroa Street, 10th Floor

Los Angeles, CA 90071

Gina West

Tel: 213-236-6530

Email: gina.west@unionbank.com